UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	2/28/2015

Date of reporting period:	2/28/2015

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON SELECT GROWTH FUND

ANNUAL REPORT • FEBRUARY 28, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS). Jennison Associates is a registered investment adviser. Both are Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, Jennison Associates, Jennison, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Select Growth Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Jennison Select Growth Fund

Prudential Jennison Select Growth Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years	Since Inception
Class A	8.22%	108.22%	145.44%	—
Class B	7.42	100.54	127.61	—
Class C	7.34	100.39	127.44	—
Class Q	8.36	N/A	N/A	53.68% (5/3/12)
Class Z	8.49	110.83	151.72	—
Russell 1000® Growth Index	16.24	121.22	142.91	—
S&P 500 Index	15.48	111.59	115.56	—
Lipper Large-Cap Growth Funds Average	12.70	107.06	125.98	—

Average Annual Total Returns (With Sales Charges) as of 3/31/15
	One Year	Five Years	Ten Years	Since Inception
Class A	7.77%	12.77%	8.94%	—
Class B	8.15	13.06	8.74	—
Class C	12.16	13.20	8.73	—
Class Q	14.22	N/A	N/A	15.28% (5/3/12)
Class Z	14.37	14.36	9.84	—
Russell 1000 Growth Index	16.09	15.63	9.36	—
S&P 500 Index	12.71	14.45	8.00	—
Lipper Large-Cap Growth Funds Average	14.54	14.01	8.51	—

Average Annual Total Returns (With Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years	Since Inception
Class A	2.27%	14.50%	8.78%	—
Class B	2.43	14.82	8.57	—
Class C	6.34	14.91	8.56	—
Class Q	8.36	N/A	N/A	16.42% (5/3/12)
Class Z	8.49	16.09	9.67	—

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Average Annual Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years	Since Inception
Class A	8.22%	15.80%	9.39%	—
Class B	7.42	14.93	8.57	—
Class C	7.34	14.91	8.56	—
Class Q	8.36	N/A	N/A	16.42% (5/3/12)
Class Z	8.49	16.09	9.67	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Jennison Select Growth Fund (Class A shares) with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2005) and the account values at the end of the current fiscal year (February 28, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, Q, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Jennison Select Growth Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The cumulative total return for the Russell 1000 Growth Index measured from the month-end closest to the inception date for Class Q shares through 2/28/15 is 59.53%. The average annual total return for the Russell 1000 Growth Index measured from the month-end closest to the inception date for Class Q shares through 3/31/15 is 16.91%.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the US have performed. The cumulative total return for the S&P 500 Index measured from the month-end closest to the inception date for Class Q shares through 2/28/15 is 60.01%. The average annual total return for the S&P 500 Index measured from the month-end closest to the inception date for Class Q shares through 3/31/15 is 16.85%.

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Lipper Large-Cap Growth Funds Average

The Lipper Large-Cap Growth Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Growth Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 2/28/15 is 55.03%. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class Q shares through 3/31/15 is 15.77%.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and the Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/15
Apple, Inc., Technology Hardware, Storage & Peripherals	7.3%
Facebook, Inc., (Class A Stock), Internet Software & Services	5.4
MasterCard, Inc., (Class A Stock), IT Services	3.7
Biogen Idec, Inc., Biotechnology	3.7
Walt Disney Co. (The), Media	3.7

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/15
Internet Software & Services	15.4%
Biotechnology	10.3
Software	9.1
Technology Hardware, Storage & Peripherals	7.3
Pharmaceuticals	7.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Jennison Select Growth Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended February 28, 2015, the Prudential Jennison Select Growth Fund’s Class A shares rose 8.22%. The Fund underperformed the 16.24% return of the Russell 1000® Growth Index (the Index), the 15.48% gain of the style-neutral S&P 500 Index, and the 12.70% advance of the Lipper Equity Large-Cap Growth Funds Average.

The Fund’s holdings in the consumer discretionary and energy sectors detracted from return. Stock selection in consumer staples hurt return relative to the Index. Information technology and health care positions contributed most to the Fund’s return, although they lagged the Index sectors. Stock selection was strong in telecommunication services and industrials.

What was the market environment?

•	The US equity market’s advance in the period reflected sustained improvement in the US economic outlook.

•	Corporate profits remained strong, housing and employment indicators improved, and consumer confidence rose to post-recession highs.

•

The Federal Reserve ended its asset purchase program, confident that improvements in economic activity and labor market conditions were sustainable. However, it remained committed to an accommodative monetary stance as manifested in continued low interest rates.

•	Economic activity in Europe, already anemic, faced new challenges stemming from Ukraine-Russia tensions.

•	China’s expansion moderated as the country sought a better balance between internal and external growth.

•	Energy prices fell, and the dollar strengthened against most other currencies.

Which holdings made the largest positive contributions to the Fund’s return?

Healthcare positions were significant contributors to the Fund’s return. Scientific advances over the past decade have helped bring to market numerous new drugs that have materially improved the lives of patients with serious and previously undertreated diseases. Biotech companies held in the Fund benefited from their innovative drugs for cancer (Celgene), multiple sclerosis (Biogen Idec), and hepatitis C (Gilead Sciences).

Several information technology holdings, including Apple, Facebook, and LinkedIn, posted strong advances.

•	Global online professional network LinkedIn provides what Jennison considers unique access to a large-scale database of active and passive job candidates.

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Jennison believes the company’s new businesses, including Sales Navigator (a social-selling tool to identify, track, and engage with attractive sales targets), could become growth drivers for the company over time.

Please see “Comments on Largest Holdings” below for more information on Apple and Facebook.

In consumer discretionary, media conglomerate Disney, sportswear company Nike, and multifaceted consumer products company Starbucks were strong performers.

Which holdings detracted most from the Fund’s return?

Faced with a challenging consumer environment, the Fund’s consumer discretionary holdings in the aggregate underperformed the benchmark’s sector.

•

Global online apparel retailer ASOS fell as the pound sterling’s appreciation against the US dollar created currency-translation issues for the UK-based company. The company’s accelerating investment in warehouse operations and new markets limited near-term profit margin expansion.

•	Global fashion lifestyle brand Michael Kors lost ground as its growth rates moderated from very high levels.

In information technology, several positions were hurt by a broad sell-off of high-multiple software growth stocks even though they reported solid financial results and have what Jennison considers attractive long-term prospects.

•

Next-generation security software vendor FireEye reported strong growth in billings, new customers, and revenue. The company’s behavioral analysis technology and real-time threat detection and prevention platform are able to identify highly sophisticated malware.

•

Splunk makes software that allows businesses to mine and make sense of burgeoning amounts of digital data. Analyzing this information helps businesses with problem diagnosis, root-cause analysis, pattern detection, proactive alerting, customer behavior analysis, and fraud detection. Jennison views Splunk as well positioned to benefit from the explosion in operational intelligence.

Were there significant changes to the portfolio?

Exposure to information technology increased, while exposure to health care and consumer discretionary decreased. Relative to the Index, the Fund is currently overweight in information technology, health care, and consumer discretionary, and underweight in industrials and consumer staples.

Positions initiated during the period include Actavis, Alibaba Group, and Morgan Stanley. Eliminated positions include Allergan, TJX, Michael Kors, and ASOS.

Prudential Jennison Select Growth Fund	7

Comments on Largest Holdings

7.5%	Apple, Inc., Technology Hardware Storage & Peripherals

Apple designs, manufactures, and markets personal computers (Mac mini, iMac, MacBook, Mac Pro, and MacBook Pro), mobile communication devices (iPhone, iPad), and portable digital music and video players (iPod). Its fundamental strength reflects expanding global acceptance of its platform. Jennison expects that product updates will sustain attractive revenue growth.

5.4%	Facebook, Inc., Internet Software & Services

Facebook allows users to share information, post photos and videos, play games, and otherwise connect with one another through online profiles. The Internet-based social platform has successfully implemented its mobile interface, and monetization of both mobile and desktop has improved. Jennison believes that as Facebook solidifies its dominant position, it continues to increase its appeal to both users and advertisers.

3.7%	MasterCard, Inc., IT Services

MasterCard is the second-largest payment system in the US. The company markets the MasterCard (credit and debit cards) and Maestro (debit cards) brands, provides a transaction authorization network, establishes guidelines for use, and collects fees from members. Retailers and banks pay MasterCard each time consumers use MasterCard-branded payment cards. Jennison expects MasterCard to continue to benefit from the long-term shift from cash to electronic credit/debit transactions.

3.7%	Biogen Idec, Inc., Biotechnology

Biogen Idec’s Tecfidera is the leading oral multiple sclerosis drug in America. Jennison believes Tecfidera’s ease of use could support broad adoption and sustain market leadership. The drug may also have applications in other neurodegenerative diseases such as ALS and Parkinson’s. Biogen’s pipeline also includes treatments for hemophilia and spinal muscular atrophy.

3.7%	Walt Disney Co., Media

Disney is the world’s largest media conglomerate, with one of the sector’s most balanced portfolios. In a challenging environment for media stocks, its diversified business model and strong franchises have largely insulated it from many of the concerns that have hit the sector, including a weak advertising market and a consolidating distributor network.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2014, at the beginning of the period, and held through the six-month period ended February 28, 2015. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Jennison Select Growth Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Select Growth Fund		Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,075.20	1.24%	$6.38
	Hypothetical	$1,000.00	$1,018.65	1.24%	$6.21

Class B	Actual	$1,000.00	$1,070.70	1.99%	$10.22
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class C	Actual	$1,000.00	$1,070.80	1.99%	$10.22
	Hypothetical	$1,000.00	$1,014.93	1.99%	$9.94

Class Q	Actual	$1,000.00	$1,076.70	0.99%	$5.10
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

Class Z	Actual	$1,000.00	$1,076.60	0.99%	$5.10
	Hypothetical	$1,000.00	$1,019.89	0.99%	$4.96

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2015, and divided by 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the 12-month period ended February 28, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.47%	1.24%
B	2.17	1.99
C	2.17	1.99
Q	0.99	0.99
Z	1.17	0.99

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the “Notes” to the Financial Statements in this report.

Prudential Jennison Select Growth Fund	11

Portfolio of Investments

as of February 28, 2015

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 97.3%

COMMON STOCKS

Aerospace & Defense 1.6%
Boeing Co. (The)	40,211	$6,065,829

Automobiles 1.4%
Tesla Motors, Inc.*(a)	27,517	5,595,307

Biotechnology 10.3%
Alexion Pharmaceuticals, Inc.*	37,220	6,713,371
Biogen Idec, Inc.*	35,156	14,399,546
Celgene Corp.*	95,474	11,602,955
Gilead Sciences, Inc.*	70,905	7,340,795

		40,056,667

Capital Markets 1.4%
Morgan Stanley	151,442	5,420,109

Chemicals 0.8%
Monsanto Co.	24,309	2,927,533

Energy Equipment & Services 1.4%
Schlumberger Ltd.	63,828	5,371,764

Food & Staples Retailing 3.5%
Costco Wholesale Corp.	62,889	9,242,168
Kroger Co. (The)	61,694	4,389,528

		13,631,696

Food Products 1.4%
Mondelez International, Inc. (Class A Stock)	144,347	5,331,456

Hotels, Restaurants & Leisure 4.5%
Marriott International, Inc. (Class A Stock)	98,445	8,180,780
Starbucks Corp.	98,367	9,195,839

		17,376,619

Internet & Catalog Retail 5.6%
Amazon.com, Inc.*	33,397	12,696,203
Priceline Group, Inc. (The)*	7,222	8,937,081

		21,633,284

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	13

Portfolio of Investments

as of February 28, 2015 continued

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Internet Software & Services 15.4%
Alibaba Group Holding Ltd. (China), ADR*(a)	114,800	$9,771,776
Facebook, Inc. (Class A Stock)*	263,181	20,783,404
Google, Inc. (Class A Stock)*	10,782	6,066,277
Google, Inc. (Class C Stock)*	12,567	7,017,413
LendingClub Corp.*(a)	8,222	167,482
LinkedIn Corp. (Class A Stock)*	34,702	9,272,374
Twitter, Inc.*	141,241	6,790,867

		59,869,593

IT Services 5.6%
FleetCor Technologies, Inc.*	48,288	7,408,828
MasterCard, Inc. (Class A Stock)	160,108	14,430,534

		21,839,362

Life Sciences Tools & Services 1.9%
Illumina, Inc.*	37,478	7,325,450

Media 3.7%
Walt Disney Co. (The)	136,440	14,200,675

Oil, Gas & Consumable Fuels 1.4%
Concho Resources, Inc.*	48,980	5,334,902

Pharmaceuticals 7.1%
Actavis PLC*	39,683	11,562,039
Bristol-Myers Squibb Co.	158,416	9,650,702
Shire PLC (Ireland), ADR	25,457	6,158,303

		27,371,044

Road & Rail 1.5%
Canadian Pacific Railway Ltd. (Canada)(a)	31,639	5,936,109

Semiconductors & Semiconductor Equipment 2.2%
Applied Materials, Inc.	336,850	8,438,093

Software 9.1%
Adobe Systems, Inc.*	95,748	7,573,667
Red Hat, Inc.*	92,049	6,362,427
salesforce.com, inc.*	156,055	10,827,096

See Notes to Financial Statements.

14

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Software (cont’d.)
Splunk, Inc.*	88,077	$5,923,178
Workday, Inc. (Class A Stock)*(a)	52,147	4,458,568

		35,144,936

Specialty Retail 3.3%
Inditex SA (Spain), ADR	527,307	8,278,720
Tiffany & Co.	52,327	4,616,288

		12,895,008

Technology Hardware, Storage & Peripherals 7.3%
Apple, Inc.	220,258	28,294,343

Textiles, Apparel & Luxury Goods 4.9%
Burberry Group PLC (United Kingdom)	201,492	5,808,172
NIKE, Inc. (Class B Stock)	137,522	13,356,137

		19,164,309

Wireless Telecommunication Services 2.0%
SBA Communications Corp. (Class A Stock)*	61,106	7,620,529

TOTAL LONG-TERM INVESTMENTS (cost $219,573,596)		376,844,617

SHORT-TERM INVESTMENT 7.7%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $29,772,167; includes $26,825,823 of cash collateral for securities on loan)(Note 3)(b)(c)	29,772,167	29,772,167

TOTAL INVESTMENTS 105.0% (cost $249,345,763; Note 5)		406,616,784
Liabilities in excess of other assets (5.0)%		(19,248,187)

NET ASSETS 100.0%		$387,368,597

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

*	Non-income producing security.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $25,922,725; cash collateral of $26,825,823 (included in liabilities) was received with

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	15

Portfolio of Investments

as of February 28, 2015 continued

which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$6,065,829	$—	$—
Automobiles	5,595,307	—	—
Biotechnology	40,056,667	—	—
Capital Markets	5,420,109	—	—
Chemicals	2,927,533	—	—
Energy Equipment & Services	5,371,764	—	—
Food & Staples Retailing	13,631,696	—	—
Food Products	5,331,456	—	—
Hotels, Restaurants & Leisure	17,376,619	—	—
Internet & Catalog Retail	21,633,284	—	—
Internet Software & Services	59,869,593	—	—
IT Services	21,839,362	—	—
Life Sciences Tools & Services	7,325,450	—	—
Media	14,200,675	—	—
Oil, Gas & Consumable Fuels	5,334,902	—	—
Pharmaceuticals	27,371,044	—	—
Road & Rail	5,936,109	—	—
Semiconductors & Semiconductor Equipment	8,438,093	—	—
Software	35,144,936	—	—

See Notes to Financial Statements.

16

	Level 1	Level 2	Level 3
Common Stocks (continued):
Specialty Retail	$12,895,008	$—	$—
Technology Hardware, Storage & Peripherals	28,294,343	—	—
Textiles, Apparel & Luxury Goods	13,356,137	5,808,172	—
Wireless Telecommunication Services	7,620,529	—	—
Affiliated Money Market Mutual Fund	29,772,167	—	—

Total	$400,808,612	$5,808,172	$—

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2015 was as follows (Unaudited):

Internet Software & Services	15.4%
Biotechnology	10.3
Software	9.1
Affiliated Money Market Mutual Fund (including 6.9% of collateral for securities on loan)	7.7
Technology Hardware, Storage & Peripherals	7.3
Pharmaceuticals	7.1
IT Services	5.6
Internet & Catalog Retail	5.6
Textiles, Apparel & Luxury Goods	4.9
Hotels, Restaurants & Leisure	4.5
Media	3.7
Food & Staples Retailing	3.5
Specialty Retail	3.3
Semiconductors & Semiconductor Equipment	2.2
Wireless Telecommunication Services	2.0%
Life Sciences Tools & Services	1.9
Aerospace & Defense	1.6
Road & Rail	1.5
Automobiles	1.4
Capital Markets	1.4
Energy Equipment & Services	1.4
Oil, Gas & Consumable Fuels	1.4
Food Products	1.4
Chemicals	0.8

105.0
Liabilities in excess of other assets	(5.0)

100.0%

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	17

Statement of Assets & Liabilities

as of February 28, 2015

Assets
Investments at value, including securities on loan of $25,922,725:
Unaffiliated investments (cost $219,573,596)	$376,844,617
Affiliated investments (cost $29,772,167)	29,772,167
Receivable for investments sold	11,161,588
Receivable for Fund shares sold	324,219
Dividends receivable	181,077
Tax reclaim receivable	39,100
Prepaid expenses	2,064

Total Assets	418,324,832

Liabilities
Payable to broker for collateral for securities on loan (Note 3)	26,825,823
Payable for investments purchased	2,970,015
Payable for Fund shares reacquired	672,394
Management fee payable	201,428
Accrued expenses	165,110
Distribution fee payable	85,157
Affiliated transfer agent fee payable	31,521
Payable to custodian	3,233
Deferred trustees’ fees	1,554

Total Liabilities	30,956,235

Net Assets	$387,368,597

Net assets were comprised of:
Shares of beneficial interest, at par	$27,569
Paid-in capital in excess of par	210,973,207

211,000,776
Accumulated net investment loss	(53,800)
Accumulated net realized gain on investment and foreign currency transactions	19,150,540
Net unrealized appreciation on investments and foreign currencies	157,271,081

Net assets, February 28, 2015	$387,368,597

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share ($202,211,051 ÷ 14,280,970 shares of beneficial interest issued and outstanding)	$14.16
Maximum sales charge (5.50% of offering price)	0.82

Maximum offering price to public	$14.98

Class B
Net asset value, offering price and redemption price per share ($11,303,162 ÷ 898,238 shares of beneficial interest issued and outstanding)	$12.58

Class C
Net asset value, offering price and redemption price per share ($51,585,095 ÷ 4,102,054 shares of beneficial interest issued and outstanding)	$12.58

Class Q
Net asset value, offering price and redemption price per share ($262,983 ÷ 17,854 shares of beneficial interest issued and outstanding)	$14.73

Class Z
Net asset value, offering price and redemption price per share ($122,006,306 ÷ 8,269,505 shares of beneficial interest issued and outstanding)	$14.75

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	19

Statement of Operations

Year Ended February 28, 2015

Net Investment Loss
Income
Unaffiliated dividend income (net of foreign withholding taxes of $94,486)	$2,931,167
Affiliated income from securities loaned, net	63,232
Affiliated dividend income	11,737

Total income	3,006,136

Expenses
Management fee	3,390,531
Distribution fee—Class A	606,987
Distribution fee—Class B	113,012
Distribution fee—Class C	483,583
Distribution fee—Class X	97
Transfer agent’s fees and expenses (including affiliated expense of $179,300)	660,000
Registration fees	96,000
Shareholders’ reports	95,000
Custodian’s fees and expenses	78,000
Audit fee	23,000
Legal fees and expenses	21,000
Trustees’ fees	21,000
Insurance expenses	4,000
Loan interest expense	53
Miscellaneous	14,788

Total expenses	5,607,051
Less: Expense waiver and/or expense reimbursement	(673,728)
Distribution fee waiver—Class A	(101,165)

Net expenses	4,832,158

Net investment loss	(1,826,022)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	31,540,122
Foreign currency transactions	(843)

31,539,279

Net change in unrealized appreciation (depreciation) on:
Investments	(2,238,783)
Foreign currencies	60

(2,238,723)

Net gain on investment and foreign currency transactions	29,300,556

Net Increase In Net Assets Resulting From Operations	$27,474,534

See Notes to Financial Statements.

20

Statement of Changes in Net Assets

	Year Ended February 28,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment loss	$(1,826,022)	$(990,688)
Net realized gain on investment and foreign currency transactions	31,539,279	35,659,196
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,238,723)	77,407,266

Net increase in net assets resulting from operations	27,474,534	112,075,774

Distributions from net realized gains (Note 1)
Class A	(13,418,391)	(1,243,974)
Class B	(838,382)	(74,220)
Class C	(3,494,073)	(313,189)
Class Q	(15,610)	(3,323)
Class X	—	(2,102)
Class Z	(6,855,033)	(550,988)

	(24,621,489)	(2,187,796)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	65,865,151	69,564,755
Net asset value of shares issued in reinvestment of dividends and distributions	22,894,150	2,037,389
Cost of shares reacquired	(108,097,958)	(76,171,229)

Net decrease in net assets from Fund share transactions	(19,338,657)	(4,569,085)

Total increase (decrease)	(16,485,612)	105,318,893

Net Assets:
Beginning of year	403,854,209	298,535,316

End of year	$387,368,597	$403,854,209

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	21

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund (the “Fund”), Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund. These financial statements relate to Prudential Jennison Select Growth Fund, a non-diversified Fund. The financial statements of the Prudential Strategic Value Fund, Prudential Jennison Market Neutral Fund and Prudential Real Assets Fund are not presented herein.

The investment objective of the Fund is long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

22

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Prudential Jennison Select Growth Fund	23

Notes to Financial Statements

continued

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly,

24

these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability, or the level of governmental supervision and regulation of foreign securities markets.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, and any interest on the investment of cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the

Prudential Jennison Select Growth Fund	25

Notes to Financial Statements

continued

conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there were no instances where the right to set-off existed and management has not elected to offset.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

26

Note 2. Agreements

The Trust has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .90% of the Fund’s average daily net assets up to and including $1 billion and .85% of such average daily net assets in excess of $1 billion. The effective management fee rate was .90% for the year ended February 28, 2015.

PI contractually agreed to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees), extraordinary and certain other expenses such as taxes, interest and brokerage commissions) of each class of shares to .99% of the Fund’s average daily net assets until June 30, 2016. This waiver may not be terminated prior to June 30, 2016. The decision on whether to renew, modify or terminate the waiver is subject to review by the manager and the Fund’s Board of Trustees.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. Formerly through April 11, 2014 the Fund had a distribution agreement with Prudential Annuities Distributors, Inc. (“PAD”) which, together with PIMS, served as co-distributor of Class X shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and paid monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25% of the average daily net assets of the Class A shares for the year ended February 28, 2015. As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class A shares are no longer offered for sale.

Prudential Jennison Select Growth Fund	27

Notes to Financial Statements

continued

PIMS has advised the Fund that it has received $144,720 in front-end sales charges resulting from sales of Class A shares, during the year ended February 28, 2015. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2015, it received $10,111, $16,920 and $1,441 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, and Class C shareholders, respectively.

PI, PIMS, PAD and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended February 28, 2015, PIM has been compensated approximately $19,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2015, were $150,177,832 and $196,178,957, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting

28

principles, are recorded on the ex-dividend date. In order to present accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to accumulated net investment loss, accumulated net realized gain on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended February 28, 2015, the adjustments were to decrease accumulated net investment loss by $2,209,751, decrease accumulated net realized gain on investment and foreign currency transactions by $11,752 and decrease paid-in capital in excess of par by $2,197,999 due to net investment loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies and other book to tax differences. Net investment loss, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by these changes.

For the years ended February 28, 2015 and February 28, 2014, the tax character of dividends paid by the Fund were $24,621,489 and $2,187,796 of long-term capital gains, respectively.

As of February 28, 2015, the accumulated undistributed earnings on a tax basis was $22,021,114 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$252,216,337	$156,988,986	$(2,588,539)	$154,400,447

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat certain late-year ordinary income losses of approximately $52,000 as having been incurred in the following fiscal year (February 29, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prudential Jennison Select Growth Fund	29

Notes to Financial Statements

continued

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. All investors who purchase Class A shares in the amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%. The CDSC is waived for purchase by certain retirement or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. As of April 11, 2014 the last conversion of Class X to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2015, Prudential owned 1,043 Class Q shares of the Fund.

30

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2015:
Shares sold	1,777,312	$23,288,052
Shares issued in reinvestment of dividends and distributions	1,007,734	12,717,463
Shares reacquired	(3,084,831)	(40,739,124)

Net increase (decrease) in shares outstanding before conversion	(299,785)	(4,733,609)
Shares issued upon conversion from Class B, Class X and Class Z	119,430	1,576,460
Shares reacquired upon conversion into Class Z	(1,769,821)	(23,100,591)

Net increase (decrease) in shares outstanding	(1,950,176)	$(26,257,740)

Year ended February 28, 2014:
Shares sold	1,975,035	$24,086,288
Shares issued in reinvestment of dividends and distributions	90,991	1,188,341
Shares reacquired	(2,451,430)	(28,477,976)

Net increase (decrease) in shares outstanding before conversion	(385,404)	(3,203,347)
Shares issued upon conversion from Class B, Class X and Class Z	221,998	2,540,565
Shares reacquired upon conversion into Class Z	(31,599)	(388,349)

Net increase (decrease) in shares outstanding	(195,005)	$(1,051,131)

Class B
Year ended February 28, 2015:
Shares sold	84,795	$1,008,843
Shares issued in reinvestment of dividends and distributions	58,590	660,972
Shares reacquired	(157,457)	(1,834,027)

Net increase (decrease) in shares outstanding before conversion	(14,072)	(164,212)
Shares reacquired upon conversion into Class A	(109,011)	(1,287,741)

Net increase (decrease) in shares outstanding	(123,083)	$(1,451,953)

Year ended February 28, 2014:
Shares sold	256,762	$2,826,287
Shares issued in reinvestment of dividends and distributions	5,303	62,577
Shares reacquired	(73,889)	(782,797)

Net increase (decrease) in shares outstanding before conversion	188,176	2,106,067
Shares reacquired upon conversion into Class A	(130,565)	(1,344,974)

Net increase (decrease) in shares outstanding	57,611	$761,093

Prudential Jennison Select Growth Fund	31

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 28, 2015:
Shares sold	391,205	$4,626,210
Shares issued in reinvestment of dividends and distributions	278,994	3,148,550
Shares reacquired	(535,729)	(6,322,805)

Net increase (decrease) in shares outstanding before conversion	134,470	1,451,955
Shares reacquired upon conversion into Class Z	(34,997)	(408,907)

Net increase (decrease) in shares outstanding	99,473	$1,043,048

Year ended February 28, 2014:
Shares sold	611,095	$6,622,350
Shares issued in reinvestment of dividends and distributions	24,045	283,734
Shares reacquired	(708,289)	(7,470,321)

Net increase (decrease) in shares outstanding before conversion	(73,149)	(564,237)
Shares reacquired upon conversion into Class Z	(63,301)	(697,657)

Net increase (decrease) in shares outstanding	(136,450)	$(1,261,894)

Class Q
Year ended February 28, 2015:
Shares sold	31,447	$424,811
Shares issued in reinvestment of dividends and distributions	1,191	15,610
Shares reacquired	(62,608)	(847,880)

Net increase (decrease) in shares outstanding	(29,970)	$(407,459)

Year ended February 28, 2014:
Shares sold	23,867	$283,925
Shares issued in reinvestment of dividends and distributions	246	3,323
Shares reacquired	(985)	(11,660)

Net increase (decrease) in shares outstanding	23,128	$275,588

Class X
Period ended April 11, 2014*:
Shares reacquired	(37)	$(445)

Net increase (decrease) in shares outstanding before conversion	(37)	(445)
Shares reacquired upon conversion into Class A	(13,140)	(159,147)

Net increase (decrease) in shares outstanding	(13,177)	$(159,592)

Year ended February 28, 2014:
Shares sold	1	$39
Shares issued in reinvestment of dividends and distributions	176	2,079
Shares reacquired	(8,596)	(90,088)

Net increase (decrease) in shares outstanding before conversion	(8,419)	(87,970)
Shares reacquired upon conversion into Class A	(93,265)	(986,995)

Net increase (decrease) in shares outstanding	(101,684)	$(1,074,965)

32

Class Z	Shares	Amount
Year ended February 28, 2015:
Shares sold	2,660,074	$36,517,235
Shares issued in reinvestment of dividends and distributions	482,578	6,351,555
Shares reacquired	(4,331,162)	(58,353,677)

Net increase (decrease) in shares outstanding before conversion	(1,188,510)	(15,484,887)
Shares issued upon conversion from Class A and Class C	1,732,550	23,509,497
Shares reacquired upon conversion into Class A	(9,440)	(129,571)

Net increase (decrease) in shares outstanding	534,600	$7,895,039

Year ended February 28, 2014:
Shares sold	2,801,800	$35,745,866
Shares issued in reinvestment of dividends and distributions	36,758	497,335
Shares reacquired	(3,335,994)	(39,338,387)

Net increase (decrease) in shares outstanding before conversion	(497,436)	(3,095,186)
Shares issued upon conversion from Class A and Class C	85,861	1,086,006
Shares reacquired upon conversion into Class A	(18,373)	(208,596)

Net increase (decrease) in shares outstanding	(429,948)	$(2,217,776)

*	As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 28, 2015. The average daily balance for the 3 days that the Fund has loans outstanding during the period was approximately $440,667, borrowed at a weighted average interest rate of 1.41%. The maximum amount of loan outstanding during the period was $564,000. At February 28, 2015, the Fund did not have an outstanding loan amount.

Prudential Jennison Select Growth Fund	33

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.00	$10.07	$9.65	$8.77	$7.32
Income (loss) from investment operations:
Net investment loss	(.06)	(.03)	(.01)	(.07)	(.06)
Net realized and unrealized gain on investment and foreign currency transactions	1.09	4.04	.43	.95	1.50
Total from investment operations	1.03	4.01	.42	.88	1.44
Less Distributions:
Distributions from net realized gains	(.87)	(.08)	-	-	-
Capital Contributions(d):	-	-	-	-	.01
Net asset value, end of year	$14.16	$14.00	$10.07	$9.65	$8.77
Total Return(b):	8.22%	39.86%	4.35%	10.03%	19.81%

Ratios/Supplemental Data:
Net assets, end of year (000)	$202,211	$227,259	$165,459	$140,310	$122,174
Average net assets (000)	$202,329	$187,950	$153,197	$123,580	$110,150
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	1.24%	1.24%	1.56%	1.64%
Expenses before waivers and/or expense reimbursement	1.47%	1.49%	1.53%	1.62%	1.71%
Net investment loss	(.45)%	(.25)%	(.09)%	(.81)%	(.82)%
Portfolio turnover rate	40%	49%	61%	59%	75%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

34

Class B Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.64	$9.16	$8.85	$8.10	$6.81
Income (loss) from investment operations:
Net investment loss	(.14)	(.11)	(.08)	(.13)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.95	3.67	.39	.88	1.39
Total from investment operations	.81	3.56	.31	.75	1.28
Less Distributions:
Distributions from net realized gains	(.87)	(.08)	-	-	-
Capital Contributions(d):	-	-	-	-	.01
Net asset value, end of year	$12.58	$12.64	$9.16	$8.85	$8.10
Total Return(b):	7.33%	38.91%	3.50%	9.26%	18.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$11,303	$12,905	$8,832	$8,745	$8,527
Average net assets (000)	$11,301	$10,095	$8,591	$7,884	$7,835
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	2.31%	2.39%
Expenses before waivers and/or expense reimbursement	2.17%	2.19%	2.28%	2.37%	2.46%
Net investment loss	(1.20)%	(1.00)%	(.86)%	(1.56)%	(1.57)%
Portfolio turnover rate	40%	49%	61%	59%	75%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	35

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$12.63	$9.16	$8.84	$8.10	$6.81
Income (loss) from investment operations:
Net investment loss	(.14)	(.11)	(.08)	(.13)	(.11)
Net realized and unrealized gain on investment and foreign currency transactions	.96	3.66	.40	.87	1.39
Total from investment operations	.82	3.55	.32	.74	1.28
Less Distributions:
Distributions from net realized gains	(.87)	(.08)	-	-	-
Capital Contributions(d):	-	-	-	-	.01
Net asset value, end of year	$12.58	$12.63	$9.16	$8.84	$8.10
Total Return(b):	7.42%	38.80%	3.62%	9.14%	18.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$51,585	$50,547	$37,911	$36,354	$34,631
Average net assets (000)	$48,358	$42,644	$36,957	$32,731	$32,771
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.99%	1.99%	1.99%	2.31%	2.39%
Expenses before waivers and/or expense reimbursement	2.17%	2.19%	2.28%	2.37%	2.46%
Net investment loss	(1.19)%	(.99)%	(.86)%	(1.56)%	(1.57)%
Portfolio turnover rate	40%	49%	61%	59%	75%

(a) Calculated based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

See Notes to Financial Statements.

36

Class Q Shares
	Year Ended February 28,			May 3, 2012(a) through February 28,
	2015	2014		2013
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Period	$14.51	$10.41		$10.29
Income (loss) from investment operations:
Net investment income (loss)	(.03)	-	(g)	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.12	4.18		.09
Total from investment operations	1.09	4.18		.12
Less Distributions:
Distributions from net realized gains	(.87)	(.08)		-
Net asset value, end of period	$14.73	$14.51		$10.41
Total Return(c):	8.36%	40.19%		1.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$263	$694		$257
Average net assets (000)	$286	$458		$159
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	.99%	.99%		.99%	(e)
Expenses before waivers and/or expense reimbursement	.99%	.99%		1.02%	(e)
Net investment income (loss)	(.20)%	(.03)%		.36%	(e)
Portfolio turnover rate	40%	49%		61%	(f)

(a) Commencement of offering.

(b) Calculated based on average shares outstanding during the period.

(c) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.

(d) Does not include expenses of the underlying portfolio in which the Fund invests.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005 per share.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	37

Financial Highlights

continued

Class X Shares
	Period Ended April 11,		Year Ended February 28/29,
	2014(g)		2014	2013	2012	2011	2010
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Period	$12.63		$9.16	$8.85	$8.10	$6.81	$4.63
Income (loss) from investment operations:
Net investment loss	(.02)		(.09)	(.08)	(.13)	(.11)	(.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.54)		3.64	.39	.88	1.39	2.25
Total from investment operations	(1.56)		3.55	.31	.75	1.28	2.18
Less Distributions:
Distributions from net realized gains	-		(.08)	-	-	-	-
Capital Contributions(d):	-		-	-	-	.01	-
Net asset value, end of period	$11.07		$12.63	$9.16	$8.85	$8.10	$6.81
Total Return(b):	(12.35)%		38.80%	3.50%	9.26%	18.94%	47.08%

Ratios/Supplemental Data:
Net assets, end of period (000)	$26		$166	$1,052	$2,344	$3,688	$5,802
Average net assets (000)	$81		$620	$1,609	$2,831	$4,302	$7,081
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	2.03%	(e)	1.99%	1.99%	2.31%	2.39%	2.50%
Expenses before waivers and/or expense reimbursement	2.34%	(e)	2.20%	2.28%	2.37%	2.46%	2.57%
Net investment loss	(1.38)%	(e)	(.88)%	(.91)%	(1.57)%	(1.58)%	(1.12)%
Portfolio turnover rate	40%	(f)	49%	61%	59%	75%	85%

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Annualized.

(f) Calculated as of February 28, 2015.

(g) As of April 11, 2014, the last conversion of Class X shares to Class A shares was completed. There are no Class X shares outstanding and Class X shares are no longer being offered for sale.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended February 28/29,
	2015	2014		2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.52	$10.41		$9.95	$9.02	$7.51
Income (loss) from investment operations:
Net investment income (loss)	(.03)	-	(e)	.02	(.04)	(.05)
Net realized and unrealized gain on investment and foreign currency transactions	1.13	4.19		.44	.97	1.55
Total from investment operations	1.10	4.19		.46	.93	1.50
Less Distributions:
Distributions from net realized gains	(.87)	(.08)		-	-	-
Capital Contributions(d):	-	-		-	-	.01
Net asset value, end of year	$14.75	$14.52		$10.41	$9.95	$9.02
Total Return(b):	8.42%	40.29%		4.62%	10.31%	20.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$122,006	$112,282		$85,023	$38,843	$4,081
Average net assets (000)	$114,441	$89,247		$61,869	$11,859	$3,396
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.99%	.99%		.99%	1.23%	1.39%
Expenses before waivers and/or expense reimbursement	1.17%	1.19%		1.28%	1.29%	1.46%
Net investment income (loss)	(.19)%	-	(f)	.19%	(.46)%	(.58)%
Portfolio turnover rate	40%	49%		61%	59%	75%

(a) Calculated based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to U.S. generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) The Fund received payments related to a former affiliate’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares during the fiscal year ended February 28, 2011. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

(e) Less than $.005 per share.

(f) Less than .005%.

See Notes to Financial Statements.

Prudential Jennison Select Growth Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Jennison Select Growth Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2015

40

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended February 28, 2015, the Fund reports the maximum amount allowed per share but not less than $0.87 for Class A, B, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2015.

Prudential Jennison Select Growth Fund	41

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios 3, which is comprised of Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Real Assets Fund and Prudential Jennison Market Neutral Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	31,613,534.371	99.047%	67.391%
WITHHELD	304,411.369	0.953%	0.648%

(b) Kevin J. Bannon;
FOR	31,590,124.445	98.973%	67.341%
WITHHELD	327,821.295	1.027%	0.698%

(c) Linda W. Bynoe;
FOR	31,580,219.934	98.942%	67.320%
WITHHELD	337,725.806	1.508%	0.719%

(d) Keith F. Hartstein;
FOR	31,615,745.098	99.054%	67.395%
WITHHELD	302,200.642	0.946%	0.644%

(e) Michael S. Hyland;
FOR	31,594,374.364	98.987%	67.350%
WITHHELD	323,571.376	1.013%	0.689%

(f) Stephen P. Munn;
FOR	31,549,987.416	98.848%	67.255%
WITHHELD	367,958.324	1.152%	0.784%

(g) James E. Quinn;
FOR	31,602,175.556	99.011%	67.366%
WITHHELD	315,770.184	0.989%	0.673%

(h) Richard A. Redeker;
FOR	31,529,601.680	98.784%	67.212%
WITHHELD	388,344.060	1.216%	0.827%

(i) Stephen G. Stoneburn;
FOR	31,515,778.993	98.740%	67.182%
WITHHELD	402,166.747	1.260%	0.857%

(j) Stuart S. Parker;
FOR	31,620,686.898	99.069%	67.406%
WITHHELD	297,258.842	0.931%	0.633%

42

	SHARES VOTED	% OF VOTED	% OF TOTAL
(k) Scott E. Benjamin; and
FOR	31,598,810.733	99.001%	67.359%
WITHHELD	319,135.007	0.999%	0.680%

(l) Grace C. Torres.
FOR	31,599,842.765	99.004%	67.361%
WITHHELD	318,102.975	0.996%	0.678%

The special meeting of shareholders of the Prudential Jennison Select Growth Fund (the “Fund”) held on November 26, 2014, was adjourned to December 3, 2014, and further adjourned to December 10, 2014, January 9, 2015, and February 9, 2015 to permit further solicitation of proxies on the proposals noted below.

An abstention or a broker non-vote is considered present for purposes of determining a quorum but has the effect of a vote against such matters. At the special meeting of shareholders held on February 9, 2015, insufficient votes were obtained to approve the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	4,490,234.748	26.401%	15.688%
AGAINST	228,340.843	1.343%	0.798%
ABSTAIN	172,256.085	1.013%	0.602%
BROKER NON-VOTE	12,117,134.501	71.243%	42.336%

TOTAL	17,007,966.177	100.000%	59.424%

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	3,475,600.805	20.436%	12.143%
AGAINST	1,243,918.866	7.314%	4.346%
ABSTAIN	171,312.005	1.007%	0.598%
BROKER NON-VOTE	12,117,134.501	71.243%	42.337%

TOTAL	17,007,966.177	100.000%	59.424%

Prudential Jennison Select Growth Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 66	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Jennison Select Growth Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (63) Board Member Portfolios Overseen: 66	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Jennison Select Growth Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Jennison Select Growth Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (46) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Jennison Select Growth Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON SELECT GROWTH FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	SPFAX	SPFBX	SPFCX	PSGQX	SPFZX
CUSIP	74440K504	74440K603	74440K702	7444OK751	74440K868

MF500E    0275798-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT • FEBRUARY 28, 2015

Objective

Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial Companies. © 2015 Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide. CoreCommodity Management LLC is a subadviser of the Fund and not a Prudential Financial Company.

April 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

Prudential Real Assets Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Since Inception
Class A	2.15%	11.94% (12/30/10)
Class B	1.48	8.66 (12/30/10)
Class C	1.38	8.55 (12/30/10)
Class Q	N/A	0.10 (1/23/15)
Class Z	2.51	13.26 (12/30/10)
Customized Blend Index	–2.04	—
Barclays US TIPS Index	3.11	—
Lipper Flexible Portfolio Funds Average	3.93	—

Average Annual Total Returns (With Sales Charges) as of 3/31/15
	One Year	Since Inception
Class A	–4.87%	1.07% (12/30/10)
Class B	–4.80	1.46 (12/30/10)
Class C	–1.04	1.66 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	0.83	2.69 (12/30/10)
Customized Blend Index	–3.96	—
Barclays US TIPS Index	3.10	—
Lipper Flexible Portfolio Funds Average	3.06	—

Average Annual Total Returns (With Sales Charges) as of 2/28/15
	One Year	Since Inception
Class A	–3.46%	1.36% (12/30/10)
Class B	–3.29	1.79 (12/30/10)
Class C	0.43	1.99 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	2.51	3.03 (12/30/10)

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Average Annual Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Since Inception
Class A	2.15%	2.74% (12/30/10)
Class B	1.48	2.01 (12/30/10)
Class C	1.38	1.99 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	2.51	3.03 (12/30/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (February 28, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index (Customized Blend) is a benchmark for the Fund. It is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend (ND) Index (33.3%), and Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally considered as representing the performance of a corresponding asset class of the Fund. The Customized Blend does not reflect deductions for any sales charges or operating expenses of a mutual fund or taxes. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend (ND) Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The cumulative total returns for the Customized Blend Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 2/28/15 are 4.65% and 0.45% for Class Q shares. The average annual total return for the Customized Blend Index measured from the month-end closest to

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the inception date for Class A, B, C, and Z shares through 3/31/15 is 0.60%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Barclays US TIPS Index

The Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury. The cumulative total returns for the TIPS Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 2/28/15 are 17.26% and –1.20% for Class Q shares. The average annual total return for the TIPS Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 3/31/15 is 3.70%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Lipper Flexible Portfolio Funds Average

The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted. Funds in the Lipper Average allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 2/28/15 are 32.36% and 2.83% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 3/31/15 is 6.44%. Class Q shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Average are measured from the closest month-end to the inception date for the indicated share class.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/15
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	15.5%
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	14.7
Prudential Jennison Global Infrastructure Fund (Class Z), Affiliated Mutual Funds	14.3
US Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/16-07/15/24, US Treasury Obligations	9.8
Prudential Short Duration High Yield Income Fund (Class Q), Affiliated Mutual Funds	5.1

Holdings reflect only long-term investments and are subject to change.

Allocation expressed as a percentage of net assets as of 2/28/15
Affiliated Mutual Funds	56.1%
US Treasury Obligations	24.7

Allocation reflects only long-term investments and is subject to change.

Prudential Real Assets Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended February 28, 2015, the Prudential Real Assets Fund’s Class A shares rose 2.15%, underperforming the 3.11% increase of its primary benchmark, the Barclays US Treasury Inflation-Protected Securities (TIPS) Index (the TIPS Index). The Fund outperformed the 2.04% decline of the Customized Blend Index (the Secondary Index), which is composed of an equally weighted mix of commodities, TIPS, and real estate investment trusts (REITs). The Fund underperformed the 3.93% return of the Lipper Flexible Portfolio Funds Average.

What were market conditions like during the reporting period?

•	US stocks advanced overall amid a generally accommodative monetary policy and rising profits, although energy stocks declined amid oil’s price collapse.

•

Global equities rose. Asian markets posted moderate gains. China’s expansion moderated as the country sought a better balance between internal and external growth. In Europe, equity markets faced headwinds.

•	Commodities were hit hard by the collapse in oil prices and lower overseas demand.

•	Real estate markets in the US rose, while global real estate faced significant hurdles.

What were risk conditions like during the reporting period?

Accommodative global monetary policy provided a positive market backdrop for risk assets, as global stocks returned over 8% for the reporting period. (Risk assets are subject to price volatility, and include stocks, commodities, high yield bonds, real estate, and currencies.) There were prolonged periods in which market volatility, as measured by the Chicago Board Options Exchange Market Volatility Index (VIX), was persistently low. The VIX averaged close to 14.8—well below its long-run average of 20.

Through September of 2014, market risk remained tempered as Ukraine-Russia- related tensions calmed and the economic outlook in the US markedly improved. By October, this abruptly changed as the Ebola virus breakout gave way to heightened concerns that global growth was weakening. These concerns were further exacerbated by the precipitous fall in energy prices, catalyzing global deflationary concerns, increased volatility, and a new round of policy easing in Europe and Japan, among other economies. Though still early, these policy measures have had a positive effect on market risk sentiment. Despite this, the divergence in global policy has introduced additional risks in the form of currency market volatility, as expectations for rising interest rates in the US continue to strengthen the US dollar, adding to uncertainty in foreign economies and markets.

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Which asset allocation strategies contributed most to the Fund?

•

Relative to the Secondary Index, the Fund had a large underweight position in commodities. This was a large contributor to outperformance as commodities were down 22.8%, driven by over 50% declines in oil prices. The Fund’s average exposure to commodities was approximately 15.2%, versus a 33.0% allocation to commodities in the Secondary Index.

•

The Fund also benefited from off-benchmark allocations to global infrastructure and master limited partnerships (MLPs), which returned 8.7% and 3.3% for the reporting period, respectively. Notably, the Fund had an average allocation of 11.9% to MLPs during the first six months of the reporting period, in which MLPs gained nearly 21%. The average allocation was dropped to 8.6% over the next six months in response to deteriorating oil prices, a period in which MLPs declined nearly 15%.

•

The Fund’s investments in other mutual funds also positively contributed to performance. The Prudential US Real Estate Fund outperformed the MSCI® World Real Estate Index, further contributing to performance relative to the Secondary Index. The Prudential Jennison Global Infrastructure Fund also made a positive contribution to performance, rising over 15% in the period, significantly outperforming its respective benchmark.

Which asset allocation strategies detracted most from the Fund?

•

The worst-performing segment of the Fund was an off-benchmark allocation to global natural resources, which fell over 15% for the period. This allocation particularly struggled in the second half of the reporting period, where exposure to energy stocks drove declines of over 20% mainly due to the large drop in global oil prices. The Fund had an allocation as high as 8.8% in July, only to be reduced to an average allocation of 2.7% over the last six months of the reporting period. The Fund’s average exposure to global natural resources was 4.0% for the entire period.

•

The Fund’s underweight exposure to real estate detracted from performance relative to the Secondary Index. Real estate, as measured by the MSCI® World Real Estate Index, returned 17%, outperforming the Secondary Index. The Fund’s average exposure to real estate was 26.6%, versus a 33.0% allocation to real estate in the Secondary Index.

How did the Fund’s derivatives holdings impact performance?

•

The Fund’s strategies that hold derivatives had a slightly positive impact on relative performance. The CoreCommodities segment is a portfolio within the Fund that consists of futures contracts on individual commodities. This segment

Prudential Real Assets Fund	7

Strategy and Performance Overview (continued)

declined by 22.1% during the reporting period, slightly outperforming the Bloomberg Commodity Index, which declined by 22.8%. In addition, the QMA Commodity Subsidiary segment, which is a portfolio within the Fund consisting of futures contracts investing primarily in gold futures that track spot gold prices, declined 3.7% during the period, outperforming gold spot prices, which declined 6.9%. Overall, the Fund’s underweight exposure to commodities helped relative performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2014, at the beginning of the period, and held through the six-month period ended February 28, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Real Assets Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$956.90	1.18%	$5.73
	Hypothetical	$1,000.00	$1,018.94	1.18%	$5.91

Class B	Actual	$1,000.00	$953.90	1.93%	$9.35
	Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64

Class C	Actual	$1,000.00	$953.80	1.93%	$9.35
	Hypothetical	$1,000.00	$1,015.22	1.93%	$9.64

Class Q	Actual**	$1,000.00	$1,001.00	0.85%	$0.86
	Hypothetical	$1,000.00	$1,020.58	0.85%	$4.26

Class Z	Actual	$1,000.00	$959.40	0.93%	$4.52
	Hypothetical	$1,000.00	$1,020.18	0.93%	$4.66

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2015, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2015. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

**“Actual” expenses are calculated using the 37-day period ended February 28, 2015 measured from the Class’s inception date of January 23, 2015.

10	Visit our website at www.prudentialfunds.com

The Fund’s annualized expense ratios for the 12-month period ended February 28, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.10%	1.20%
B	2.80	1.95
C	2.80	1.95
Q	1.76	0.85
Z	1.80	0.95

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.73% for each share class, except for Class Q, which amounted to 0.70% for the 37-day period the share class was in existence. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of February 28, 2015

Description			Shares	Value (Note 1)
LONG-TERM INVESTMENTS 80.8%

AFFILIATED MUTUAL FUNDS 56.1%
Prudential International Real Estate Fund (Class Z)			1,612,564	$17,270,560
Prudential Jennison Global Infrastructure Fund (Class Z)			1,347,429	16,748,540
Prudential Jennison MLP Fund (Class Z)			477,559	5,286,575
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*			56,930	2,372,856
Prudential Short Duration High Yield Income Fund (Class Q)			627,686	5,937,914
Prudential US Real Estate Fund (Class Z)			1,247,603	18,152,623

TOTAL AFFILIATED MUTUAL FUNDS (cost $59,510,902)(a)				65,769,068

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATIONS 24.7%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/16-07/15/24	11,125	11,513,489
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	320	319,775
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%	07/15/23	655	678,209
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	07/15/21-01/15/24	820	864,811
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/42-02/15/45	1,055	1,105,545
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125%	01/15/21	850	978,948
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	01/15/20-02/15/44	2,195	2,593,041
U.S. Treasury Inflation Indexed Bonds, TIPS	1.625%	01/15/18	120	143,386
U.S. Treasury Inflation Indexed Bonds, TIPS	1.750%	01/15/28	985	1,294,313
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	01/15/19	945	1,136,853
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/40-02/15/41	305	444,541
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/17-01/15/27	3,480	4,846,416
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500%	07/15/16-01/15/29	560	714,005
U.S. Treasury Inflation Indexed Bonds, TIPS	3.375%	04/15/32	160	311,120
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625%	04/15/28	150	308,081
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875%	04/15/29	300	631,033
U.S. Treasury Notes	1.625%	04/30/19	1,155	1,167,092

TOTAL U.S. TREASURY OBLIGATIONS (cost $28,306,887)				29,050,658

TOTAL LONG-TERM INVESTMENTS (cost $87,817,789)				94,819,726

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of February 28, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
SHORT-TERM INVESTMENTS 13.3%

U.S. TREASURY OBLIGATIONS(b)(c)(d) 10.9%
U.S. Treasury Bills	0.005%	05/21/15	12,500	$12,499,450
U.S. Treasury Bills	0.030%	03/19/15	100	99,999
U.S. Treasury Bills	0.045%	03/19/15	100	99,999
U.S. Treasury Bills	0.055%	06/18/15	100	99,989

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,799,841)				12,799,437

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND 2.4%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $2,824,537)(a)			2,824,537	2,824,537

TOTAL SHORT-TERM INVESTMENTS (cost $15,624,378) (Note 3)				15,623,974

TOTAL INVESTMENTS 94.1% (cost $103,442,167; Note 5)				110,443,700
Other assets in excess of liabilities(e) 5.9%				6,865,967

NET ASSETS 100.0%				$117,309,667

The following abbreviations are used in the portfolio descriptions:

TIPS—Treasury Inflation-Protected Securities

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(b)	Rate shown is the effective yield at purchase date.
(c)	Represents security held in the Cayman Subsidiary.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

14

(e) Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Commodity futures contracts open at February 28, 2015(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2015	Unrealized Appreciation (Depreciation)(2)
	Long Positions:
24	Brent Crude	May 2015	$1,261,220	$1,515,600	$254,380
6	Coffee ‘C’	May 2015	366,806	316,125	(50,681)
8	Copper	May 2015	513,550	538,300	24,750
8	Copper	Sep. 2015	598,563	537,300	(61,263)
44	Corn	May 2015	860,325	865,150	4,825
5	Cotton No. 2	May 2015	154,785	162,325	7,540
11	Gasoline RBOB	May 2015	843,100	910,325	67,225
51	Gold 100 OZ	Apr. 2015	6,456,495	6,186,810	(269,685)
3	Hard Red Winter Wheat	May 2015	84,675	80,925	(3,750)
3	Hard Red Winter Wheat	Jul. 2015	91,800	81,900	(9,900)
5	Lean Hogs	Apr. 2015	154,040	134,950	(19,090)
2	Lean Hogs	Oct. 2015	56,330	57,720	1,390
4	Live Cattle	Apr. 2015	249,020	242,720	(6,300)
1	Live Cattle	Jun. 2015	58,990	57,540	(1,450)
4	LME Nickel	Mar. 2015	422,982	337,164	(85,818)
4	LME Nickel	May 2015	358,596	338,160	(20,436)
15	LME PRI Aluminum	Mar. 2015	751,581	678,468	(73,113)
8	LME PRI Aluminum	May 2015	369,977	362,800	(7,177)
5	LME PRI Aluminum	Jun. 2015	256,918	227,344	(29,574)
8	LME PRI Aluminum	Dec. 2015	371,736	369,800	(1,936)
5	LME Zinc	Mar. 2015	279,320	256,469	(22,851)
3	LME Zinc	May 2015	160,040	154,725	(5,315)
3	LME Zinc	Jun. 2015	169,472	155,025	(14,447)
1	LME Zinc	Dec. 2015	54,075	52,294	(1,781)
54	Natural Gas	May 2015	1,467,200	1,496,340	29,140
9	No. 2 Soft Red Winter Wheat	May 2015	236,675	230,850	(5,825)
5	No. 2 Soft Red Winter Wheat	Sep. 2015	135,429	131,250	(4,179)
9	NY Harbor ULSD	May 2015	676,843	731,052	54,209
11	Silver	May 2015	927,005	910,690	(16,315)
11	Soybean	May 2015	540,812	567,462	26,650
2	Soybean	Nov. 2015	99,550	99,750	200
6	Soybean Meal	May 2015	193,520	205,440	11,920
3	Soybean Meal	Dec. 2015	99,070	98,370	(700)
11	Soybean Oil	May 2015	211,062	217,470	6,408

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments

as of February 28, 2015 continued

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at February 28, 2015	Unrealized Appreciation (Depreciation)(2)
	Long Positions (cont’d.)
7	Soybean Oil	Jul. 2015	$133,776	$139,062	$5,286
38	Sugar #11 (World)	May 2015	628,488	586,051	(42,437)
27	WTI Crude	May 2015	1,437,230	1,407,780	(29,450)

					(289,550)

	Short Positions:
4	LME Nickel	Mar. 2015	358,227	337,164	21,063
15	LME PRI Aluminum	Mar. 2015	717,784	678,469	39,315
5	LME PRI Aluminum	Jun. 2015	229,724	227,343	2,381
5	LME PRI Aluminum	Dec. 2015	233,660	231,125	2,535
5	LME Zinc	Mar. 2015	268,860	256,469	12,391
3	LME Zinc	Jun. 2015	163,464	155,025	8,439

					86,124

					$(203,426)

(1)	Represents positions held in the Cayman Subsidiary.
(2)	U.S. Treasury obligations with a combined market value of $1,199,947 and $299,987 have been segregated with Credit Suisse First Boston Corp. and Goldman Sachs & Co. to cover requirements for open futures contracts at February 28, 2015. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of February 28, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

16

The following is a summary of the inputs used as of February 28, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$68,593,605	$—	$—
U.S. Treasury Obligations	—	41,850,095	—
Other Financial Instruments*
Futures	(203,426)	—	—

Total	$68,390,179	$41,850,095	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and exchange-traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and over-the-counter swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of February 28, 2015 was as follows (Unaudited):

Affiliated Mutual Funds	58.5%
U.S. Treasury Obligations	35.6

94.1
Other assets in excess of liabilities	5.9

100.0%

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Portfolio of Investments

as of February 28, 2015 continued

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are interest rate risk and commodity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of February 28, 2015 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker— variation margin futures	$580,047	*	Due from/to broker— variation margin futures	$783,473	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the year ended February 28, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures	Swaps	Total
Interest rate contracts	$—	$3,135	$3,135
Commodity contracts	(3,254,075)	—	(3,254,075)

Total	$(3,254,075)	$3,135	$(3,250,940)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(755,938)

For the year ended February 28, 2015, the Fund’s average value at trade date for futures long position was $19,065,245 and for futures short position was $1,756,969.

See Notes to Consolidated Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

FINANCIAL STATEMENTS

ANNUAL REPORT • FEBRUARY 28, 2015

Prudential Real Assets Fund

Consolidated Statement of Assets & Liabilities

as of February 28, 2015

Assets
Investments at value:
Affiliated investments (cost $62,335,439)	$68,593,605
Unaffiliated investments (cost $41,106,728)	41,850,095
Cash	6,692,982
Receivable for Fund shares sold	458,312
Receivable for investments sold	269,516
Due from broker—variation margin futures	218,657
Dividends and interest receivable	48,088
Due from manager	32,568
Prepaid expenses	361

Total assets	118,164,184

Liabilities
Payable for investments purchased	255,152
Payable for Fund shares reacquired	453,095
Accrued expenses and other liabilities	131,139
Affiliated transfer agent fee payable	8,184
Distribution fee payable	6,947

Total liabilities	854,517

Net Assets	$117,309,667

Net assets were comprised of:
Shares of beneficial interest, at par	$11,543
Paid-in capital in excess of par	117,678,335

117,689,878
Distributions in excess of net investment income	(252,554)
Accumulated net realized loss on investment transactions	(6,925,407)
Net unrealized appreciation on investments	6,797,750

Net assets, February 28, 2015	$117,309,667

See Notes to Consolidated Financial Statements.

20

Class A
Net asset value and redemption price per share, ($11,396,272 ÷ 1,122,425 shares of beneficial interest issued and outstanding)	$10.15
Maximum sales charge 5.50% of offering price)	.59

Maximum offering price to public	$10.74

Class B
Net asset value, offering price and redemption price per share, ($1,440,491 ÷ 142,080 shares of beneficial interest issued and outstanding)	$10.14

Class C
Net asset value, offering price and redemption price per share, ($4,662,915 ÷ 460,227 shares of beneficial interest issued and outstanding)	$10.13

Class Q
Net asset value, offering price and redemption price per share, ($10,013 ÷ 985.2 shares of beneficial interest issued and outstanding)	$10.16

Class Z
Net asset value, offering price and redemption price per share, ($99,799,976 ÷ 9,816,991 shares of beneficial interest issued and outstanding)	$10.17

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Consolidated Statement of Operations

Year Ended February 28, 2015

Net Investment Income
Income
Affiliated dividend income	$1,194,686
Interest income	148,067

Total income	1,342,753

Expenses
Management fee	708,792
Distribution fee—Class A	36,060
Distribution fee—Class B	15,482
Distribution fee—Class C	43,199
Registration fees	82,000
Custodian’s fees and expenses	82,000
Transfer agent’s fees and expenses (including affiliated expense of $31,000)	67,000
Audit fee	51,000
Reports to shareholders	43,000
Legal fees and expenses	20,000
Trustees’ fees	15,000
Insurance fees	1,000
Miscellaneous	18,509

Total expenses	1,183,042
Less: Management fee waiver and/or expense reimbursement	(861,457)
Distribution fee waiver—Class A	(6,010)

Net expenses	315,575

Net investment income	1,027,178

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $638,063)	688,536
Net capital gain distribution received (including affiliated $872,137)	872,137
Futures transactions	(3,254,075)
Swap agreements transactions	3,135

(1,690,267)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $3,066,195)	3,449,379
Futures	(755,938)
Foreign currencies	(347)

2,693,094

Net gain on investments	1,002,827

Net Increase In Net Assets Resulting From Operations	$2,030,005

See Notes to Consolidated Financial Statements.

22

Consolidated Statement of Changes in Net Assets

	Year Ended February 28,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,027,178	$788,846
Net realized gain (loss) on investment and foreign currency transactions	(1,690,267)	2,563,973
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,693,094	(1,764,960)

Net increase in net assets resulting from operations	2,030,005	1,587,859

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(141,904)	(90,851)
Class B	(8,169)	(136)
Class C	(25,038)	(327)
Class Z	(1,453,664)	(613,804)

	(1,628,775)	(705,118)

Distributions from net realized gains
Class A	(721,781)	—
Class B	(85,612)	—
Class C	(216,138)	—
Class Z	(4,211,276)	—

	(5,234,807)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	41,756,226	36,122,510
Net asset value of shares issued in reinvestment of dividends and distributions	6,849,358	704,467
Cost of shares reacquired	(11,972,235)	(31,560,883)

Net increase in net assets resulting from Fund share transactions	36,633,349	5,266,094

Total increase	31,799,772	6,148,835

Net Assets
Beginning of period	85,509,895	79,361,060

End of period	$117,309,667	$85,509,895

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At February 28, 2015, the Trust consisted of four investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Global Tactical Allocation Fund (expected to commence operations in April 2015) and Prudential Real Assets Fund. The Prudential Jennison Market Neutral Fund has been liquidated and no longer exists as a series of the Trust. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the

24

Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of February 28, 2015, the Fund held $19,704,858 in the Subsidiary, representing 16.8% of the Fund’s net assets.

Note 1. Accounting Policies

The Fund and its subsidiary follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund and its subsidiary hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Consolidated Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities not valued using such model prices are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide

26

these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Fund securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holdings of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in exchange-traded funds (ETFs) whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought,

28

floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund may invest in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements

continued

involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Swap Agreements: The Fund entered into inflation swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the over-the-counter market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange (“Exchange-traded”). Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on investments. Exchange-traded swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains or losses upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Consolidated Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed in the Consolidated Portfolio of Investments.

Inflation Swaps: The Fund entered into inflation swap agreements to provide a measure of protection against the effect of inflation on yield. Inflation swap agreements involve two parties exchanging cash flows at a later date at rates related to inflation indices.

Master Netting Arrangements: The Fund may be subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a sub-adviser may have negotiated and entered into on behalf of the Fund. For multi-sleeve Portfolios, different sub-advisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives under the ASU 2013-01 disclosure. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to

30

cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. The right to set-off exists when all the conditions are met such that each of the parties owes the other a determinable amount, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, no instances occurred where the right to set-off existed and management has not elected to offset.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Consolidated Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Consolidated Portfolio of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements

continued

recourse in the event of default or bankruptcy/insolvency of either party. Such over-the-counter derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of February 28, 2015, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Swaps contracts involve elements of both market and credit risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of

32

its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and CoreCommodity Management, LLC (“Core”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund. For the year ended February 28, 2015, waivers and/or expense reimbursements exceeded the management fee rate.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and Core relating to the Subsidiary.

PI had contractually agreed to limit net annual fund operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest,

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements

continued

dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses of each class of shares) to 1.50% of the Fund’s average daily net assets. Effective on May 16, 2013, the expense limit was reduced to .95% of the Fund’s average daily net assets. Effective on January 23, 2015, the expense limit (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), brokerage, taxes (including acquired fund taxes), transfer agency expenses (including sub-transfer agency and networking fees), extraordinary and certain other expenses) was reduced to .85% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, B, C, Q and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, B, and C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $68,897 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2015. From these fees, PIMS paid such sales charges to broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2015, it received $3,428 and $365 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PIM, and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

34

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income.”

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2015, aggregated $76,137,249 and $55,816,647 respectively. United States government securities represent $33,914,065 and $27,410,501 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the year ended February 28, 2015 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Year	Cost of Purchases	Proceeds of Sales	Distributions Received		Value, End of Year
Prudential International Real Estate Fund (Class Z)	$6,067,992	$12,139,329	$1,275,800	$600,229		$17,270,560
Prudential Jennison Global Infrastructure Fund (Class Z)	15,495,394	5,605,603	5,830,800	198,903		16,748,540
Prudential Jennison MLP Fund (Class Z)	9,458,991	3,883,361	8,465,900	365,560	*	5,286,575
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,547,168	7,965,500	7,196,200	—		2,372,856
Prudential US Real Estate Fund (Class Z)	13,313,758	6,352,768	3,726,300	1,035,168		18,152,623
Prudential Short Duration High Yield Income Fund (Class Q)	—	6,012,059	—	132,059		5,937,914
Prudential Short Duration High Yield Income Fund (Class Z)	1,678,947	264,564	1,911,146	46,675		—

	$48,562,250	$42,223,184	$28,406,146	$2,378,594		$65,769,068

*	Includes return of capital distribution in the amount of $314,478.

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements

continued

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the year ended February 28, 2015, the adjustments were to decrease distributions in excess of net investment income and increase accumulated net realized loss on investment transactions by $363,702 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary, tax treatment of dividends received from regulated investment companies and reclassification of dividends. Net investment income, net realized gain (loss) on investment transactions and net assets were not affected by this change.

For the year ended February 28, 2015, the tax character of dividends paid by the Fund were $2,490,430 of ordinary income and $4,373,152 of long-term capital gains. For the year ended February 28, 2014, the tax character of dividends paid was $705,118 of ordinary income.

As of February 28, 2015, the accumulated undistributed earnings on a tax basis was $359,330 of long-term capital gains. This differs from the amount shown on the Consolidated Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of February 28, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$104,085,977	$7,215,506	$(857,783)	$6,357,723	$(6,975,299)	$(617,576)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax

36

reporting. The other cost basis adjustment are primarily attributable to appreciation of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

The Fund elected to treat certain late-year ordinary-income losses and post-October capital losses of approximately $48,000 and $74,000, respectively, as having been incurred in the following fiscal year (February 29, 2016).

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of February 28, 2015, Prudential owned 985.2 Class Q and 4,454,866 Class Z shares of the Fund.

Prudential Real Assets Fund	37

Notes to Consolidated Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2015:
Shares sold	724,039	$7,596,748
Shares issued in reinvestment of dividends and distributions	82,327	858,195
Shares reacquired	(234,449)	(2,444,947)

Net increase (decrease) in shares outstanding before conversion	571,917	6,009,996
Shares issued upon conversion from Class B	435	4,593
Shares reacquired upon conversion into Class Z	(586,437)	(6,305,783)

Net increase (decrease) in shares outstanding	(14,085)	$(291,194)

Year ended February 28, 2014:
Shares sold	318,925	$3,321,618
Shares issued in reinvestment of dividends and distributions	8,864	90,502
Shares reacquired	(633,718)	(6,549,873)

Net increase (decrease) in shares outstanding before conversion	(305,929)	(3,137,753)
Shares issued upon conversion from Class B	852	8,672

Net increase (decrease) in shares outstanding	(305,077)	$(3,129,081)

Class B
Year ended February 28, 2015:
Shares sold	6,696	$72,030
Shares issued in reinvestment of dividends and distributions	8,858	92,275
Shares reacquired	(15,830)	(164,195)

Net increase (decrease) in shares outstanding before conversion	(276)	110
Shares reacquired upon conversion into Class A	(435)	(4,593)

Net increase (decrease) in shares outstanding	(711)	$(4,483)

Year ended February 28, 2014:
Shares sold	50,797	$519,338
Shares issued in reinvestment of dividends and distributions	13	135
Shares reacquired	(49,173)	(497,703)

Net increase (decrease) in shares outstanding before conversion	1,637	21,770
Shares reacquired upon conversion into Class A	(858)	(8,672)

Net increase (decrease) in shares outstanding	779	$13,098

38

Class C	Shares	Amount
Year ended February 28, 2015:
Shares sold	190,532	$2,000,952
Shares issued in reinvestment of dividends and distributions	23,164	240,739
Shares reacquired	(104,370)	(1,084,593)

Net increase (decrease) in shares outstanding	109,326	$1,157,098

Year ended February 28, 2014:
Shares sold	71,179	$739,901
Shares issued in reinvestment of dividends and distributions	32	325
Shares reacquired	(144,881)	(1,489,823)

Net increase (decrease) in shares outstanding	(73,670)	$(749,597)

Class Q
Period ended February 28, 2015*:
Shares sold	985.2	$10,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	985.2	$10,000

Class Z
Year ended February 28, 2015:
Shares sold	3,078,116	$32,076,496
Shares issued in reinvestment of dividends and distributions	545,630	5,658,149
Shares reacquired	(791,238)	(8,278,500)

Net increase (decrease) in shares outstanding before conversion	2,832,508	29,456,145
Shares issued upon conversion from Class A	585,211	6,305,783

Net increase (decrease) in shares outstanding	3,417,719	$35,761,928

Year ended February 28, 2014:
Shares sold	3,036,336	$31,541,653
Shares issued in reinvestment of dividends and distributions	60,030	613,505
Shares reacquired	(2,236,886)	(23,023,484)

Net increase (decrease) in shares outstanding	859,480	$9,131,674

*	Commencement of offering was January 23, 2015.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund did not utilize the SCA during the year ended February 28, 2015.

Prudential Real Assets Fund	39

Financial Highlights

Class A Shares
	Year Ended February 28,			Year Ended February 29,	December 30, 2010(d) through February 28,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.64	$10.51	$10.29	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.11	.10	.05	.01	(.01)
Net realized and unrealized gain on investments	.12	.11	.26	.24	.19
Total from investment operations	.23	.21	.31	.25	.18
Less Dividends and Distributions:
Dividends from net investment income	(.13)	(.08)	(.09)	(.14)	-
Distributions from net realized gains	(.59)	-	-	-	-
Total dividends and distributions	(.72)	(.08)	(.09)	(.14)	-
Net Asset Value, end of period	$10.15	$10.64	$10.51	$10.29	$10.18
Total Return(a):	2.15%	2.01%	2.99%	2.46%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$11,396	$12,094	$15,148	$12,796	$794
Average net assets (000)	$12,020	$13,203	$13,700	$9,183	$115
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	.47%	.81%	1.28%	1.46%	1.45%	(e)
Expenses Before Waivers and/or Expense Reimbursement	1.37%	1.43%	1.46%	1.84%	4.98%	(e)
Net investment income (loss)	1.00%	.93%	.45%	.09%	(.42)%	(e)
Portfolio turnover rate	67%	114%	45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Consolidated Financial Statements.

40

Class B Shares
	Year Ended February 28,				Year Ended February 29,	December 30, 2010(d) through February 28,
	2015	2014		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.62	$10.49		$10.29	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.02	.02		(.03)	(.08)	(.02)
Net realized and unrealized gain on investments	.15	.11		.25	.26	.19
Total from investment operations	.17	.13		.22	.18	.17
Less Dividends and Distributions:
Dividends from net investment income	(.06)	-	(g)	(.02)	(.06)	-
Distributions from net realized gains	(.59)	-		-	-	-
Total dividends and distributions	(.65)	-	(g)	(.02)	(.06)	-
Net Asset Value, end of period	$10.14	$10.62		$10.49	$10.29	$10.17
Total Return(a):	1.48%	1.25%		2.16%	1.78%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,440	$1,517		$1,490	$1,035	$76
Average net assets (000)	$1,548	$1,421		$1,376	$633	$47
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.56%		2.03%	2.21%	2.20%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.07%	2.13%		2.16%	2.51%	5.68%	(e)
Net investment income (loss)	.23%	.22%		(.30)%	(.82)%	(1.36)%	(e)
Portfolio turnover rate	67%	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	41

Financial Highlights

continued

Class C Shares
	Year Ended February 28,				Year Ended February 29,	December 30, 2010(d) through February 28,
	2015	2014		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.62	$10.48		$10.28	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.01	.02		(.03)	(.07)	(.02)
Net realized and unrealized gain on investments	.15	.12		.25	.25	.18
Total from investment operations	.16	.14		.22	.18	.16
Less Dividends and Distributions:
Dividends from net investment income	(.06)	-	(g)	(.02)	(.06)	-
Distributions from net realized gains	(.59)	-		-	-	-
Total dividends and distributions	(.65)	-	(g)	(.02)	(.06)	-
Net Asset Value, end of period	$10.13	$10.62		$10.48	$10.28	$10.16
Total Return(a):	1.38%	1.35%		2.17%	1.79%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,663	$3,726		$4,451	$3,856	$549
Average net assets (000)	$4,320	$4,116		$4,110	$2,558	$114
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	1.22%	1.56%		2.03%	2.21%	2.20%	(e)
Expenses Before Waivers and/or Expense Reimbursement	2.07%	2.13%		2.16%	2.53%	5.68%	(e)
Net investment income (loss)	.14%	.17%		(.27)%	(.74)%	(1.07)%	(e)
Portfolio turnover rate	67%	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

See Notes to Consolidated Financial Statements.

42

Class Q Shares
	January 23, 2015(d) through February 28, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.15
Income (loss) from investment operations:
Net investment loss	(.04)
Net realized and unrealized gain on investments	.05
Total from investment operations	.01
Net Asset Value, end of period	$10.16
Total Return(a):	0.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$10
Average net assets (000)	$10
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	.15%	(e)
Expenses Before Waivers and/or Expense Reimbursement	1.06%	(e)
Net investment loss	(3.50)%	(e)
Portfolio turnover rate	67%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	43

Financial Highlights

continued

Class Z Shares
	Year Ended February 28,			Year Ended February 29,	December 30, 2010(d) through February 28,
	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.65	$10.52	$10.30	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.11	.11	.07	.06	(.01)
Net realized and unrealized gain on investments	.16	.12	.26	.22	.19
Total from investment operations	.27	.23	.33	.28	.18
Less Dividends and Distributions:
Dividends from net investment income	(.16)	(.10)	(.11)	(.16)	-
Distributions from net realized gains	(.59)	-	-	-	-
Total dividends and distributions	(.75)	(.10)	(.11)	(.16)	-
Net asset value, end of period	$10.17	$10.65	$10.52	$10.30	$10.18
Total Return(a):	2.51%	2.27%	3.22%	2.81%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$99,800	$68,174	$58,273	$49,371	$41,270
Average net assets (000)	$83,675	$60,758	$50,717	$44,750	$40,011
Ratios to average net assets(c):
Expenses After Waivers and/or Expense Reimbursement	.22%	.56%	1.03%	1.21%	1.20%	(e)
Expenses Before Waivers and/or Expense Reimbursement	1.07%	1.13%	1.16%	1.58%	4.68%	(e)
Net investment income (loss)	1.07%	1.08%	.72%	.56%	(.45)%	(e)
Portfolio turnover rate	67%	114%	45%	52%	4%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculations are based on the average daily number of shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

See Notes to Consolidated Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the consolidated portfolio of investments, as of February 28, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period December 30, 2010 (commencement of operations) through February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2015

Prudential Real Assets Fund	45

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended February 28, 2015, the Fund reports the maximum amount allowed per share but not less than $0.50 for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	18.95%	7.96%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

46

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios 3, which is comprised of Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Real Assets Fund and Prudential Jennison Market Neutral Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	31,613,534.371	99.047%	67.391%
WITHHELD	304,411.369	0.953%	0.648%

(b) Kevin J. Bannon;
FOR	31,590,124.445	98.973%	67.341%
WITHHELD	327,821.295	1.027%	0.698%

(c) Linda W. Bynoe;
FOR	31,580,219.934	98.942%	67.320%
WITHHELD	337,725.806	1.508%	0.719%

(d) Keith F. Hartstein;
FOR	31,615,745.098	99.054%	67.395%
WITHHELD	302,200.642	0.946%	0.644%

(e) Michael S. Hyland;
FOR	31,594,374.364	98.987%	67.350%
WITHHELD	323,571.376	1.013%	0.689%

(f) Stephen P. Munn;
FOR	31,549,987.416	98.848%	67.255%
WITHHELD	367,958.324	1.152%	0.784%

(g) James E. Quinn;
FOR	31,602,175.556	99.011%	67.366%
WITHHELD	315,770.184	0.989%	0.673%

(h) Richard A. Redeker;
FOR	31,529,601.680	98.784%	67.212%
WITHHELD	388,344.060	1.216%	0.827%

(i) Stephen G. Stoneburn;
FOR	31,515,778.993	98.740%	67.182%
WITHHELD	402,166.747	1.260%	0.857%

(j) Stuart S. Parker;
FOR	31,620,686.898	99.069%	67.406%
WITHHELD	297,258.842	0.931%	0.633%

(k) Scott E. Benjamin; and
FOR	31,598,810.733	99.001%	67.359%
WITHHELD	319,135.007	0.999%	0.680%

Prudential Real Assets Fund	47

Results of Proxy Voting

(Unaudited) continued

	SHARES VOTED	% OF VOTED	% OF TOTAL
(l) Grace C. Torres.
FOR	31,599,842.765	99.004%	67.361%
WITHHELD	318,102.975	0.996%	0.678%

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Real Assets Fund (the “Fund”), approved the following proposal:

To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval; and

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	5,757,348.929	78.866%	59.388%
AGAINST	9,462.373	0.130%	0.097%
ABSTAIN	10,876.788	0.149%	0.112%
BROKER NON-VOTE	1,522,505.420	20.855%	15.705%

TOTAL	7,300,193.510	100.000%	75.302%

48

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 66	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Assets Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (63) Board Member Portfolios Overseen: 66	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Real Assets Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Real Assets Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (46) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	CoreCommodity Management LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDQX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K744	74440K777

MF207E    0275790-00001-00

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL STRATEGIC VALUE FUND

ANNUAL REPORT • FEBRUARY 28, 2015

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. Quantitative Management Associates, LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). QMA and PIM are registered investment advisers and Prudential Financial companies. © 2015 Prudential Financial, Inc. and its related entities. Prudential Investments LLC, Prudential, the Prudential logo, Bring Your Challenges, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

April 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Strategic Value Fund informative and useful. The report covers performance for the 12-month period that ended February 28, 2015.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Strategic Value Fund

Prudential Strategic Value Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years
Class A	12.40%	92.34%	80.43%
Class B	11.54	85.25	67.45
Class C	11.47	85.13	67.34
Class Z	12.68	94.66	84.91
Russell 1000® Value Index	13.49	105.68	100.65
S&P 500 Index	15.48	111.59	115.56
Lipper Large-Cap Value Funds Average*	11.65	90.70	87.08
Lipper Multi-Cap Value Funds Average*	10.20	96.51	99.08

Average Annual Total Returns (With Sales Charges) as of 3/31/15
	One Year	Five Years	Ten Years
Class A	1.63%	10.98%	5.60%
Class B	1.92	11.30	5.42
Class C	5.82	11.41	5.42
Class Z	7.82	12.54	6.47
Russell 1000 Value Index	9.33	13.75	7.21
S&P 500 Index	12.71	14.45	8.00
Lipper Large-Cap Value Funds Average*	8.07	12.12	6.43
Lipper Multi-Cap Value Funds Average*	7.36	12.69	6.98

Average Annual Total Returns (With Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years
Class A	6.21%	12.69%	5.48%
Class B	6.54	13.00	5.29
Class C	10.47	13.11	5.28
Class Z	12.68	14.25	6.34

*The Fund is compared to the Lipper Large-Cap Value Funds Performance Universe, although Lipper classifies the Fund in the Lipper Multi-Cap Value Funds Performance Universe. The Lipper Large-Cap Value Funds Performance Universe is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (Without Sales Charges) as of 2/28/15
	One Year	Five Years	Ten Years
Class A	12.40%	13.98%	6.08%
Class B	11.54	13.12	5.29
Class C	11.47	13.11	5.28
Class Z	12.68	14.25	6.34

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Strategic Value Fund (Class A shares) with a similar investment in the Russell 1000 Value Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (February 28, 2005) and the account values at the end of the current fiscal year (February 28, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential Strategic Value Fund	3

Your Fund’s Performance (continued)

Source: Prudential Investments LLC and Lipper Inc.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large US public companies. It gives a broad look at how stock prices in the US have performed.

Lipper Large-Cap Value Funds Average

The Lipper Large-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Large-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a lower-than-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P 500 Index.

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Lipper Multi-Cap Value Funds Average

The Lipper Multi-Cap Value Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 2/28/15
Exxon Mobil Corp., Oil, Gas & Consumable Fuels	4.0%
Wells Fargo & Co., Banks	3.1
General Electric Co., Industrial Conglomerates	2.9
JPMorgan Chase & Co., Banks	2.7
Intel Corp., Semiconductors & Semiconductor Equipment	2.2

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 2/28/15
Banks	15.5%
Oil, Gas & Consumable Fuels	10.5
Insurance	8.9
Health Care Providers & Services	5.1
Real Estate Investment Trusts (REITs)	4.1

Industry weightings reflect only long-term investments and are subject to change.

Prudential Strategic Value Fund	5

Strategy and Performance Overview

How did the Fund perform?

For the 12-month period ended February 28, 2015, the Prudential Strategic Value Fund’s Class A shares returned 12.40%, trailing the 13.49% return of the Russell 1000 Value Index (the Index), while outperforming the 10.20% return of the Lipper Multi-Cap Value Funds Average and the 11.65% return of the Lipper Large-Cap Value Funds Average.

What were market conditions like during the reporting period?

US economic growth accelerated while growth rates in much of the rest of the world declined and US stocks advanced overall, amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Labor markets in the US continued to show steady growth, spurring a rise in consumer spending.

•	Early in the reporting period, US equities suffered from concerns about emerging markets and what appeared to be a slowdown in US economic growth after an extremely harsh winter.

•

The US Federal Reserve ended its quantitative easing (QE) asset purchase program in October. The Fed assured the markets that interest rates would stay low for a “considerable time.” The European Central Bank (ECB) announced it would create new stimulus plans.

•

Despite tensions in the Middle East and Ukraine, equity markets were more responsive to improving economic growth in the United States and to easing monetary policy in Japan, Europe, and China. The US dollar gained significantly against other currencies.

•

Volatility rattled markets later in the year. Concerns about global economic growth, the health of emerging markets, geopolitical tensions in the Middle East and Ukraine, and plunging oil prices had investors on edge, as the energy sector collapsed.

•	Value stocks underperformed growth stocks for the reporting period.

•

Sectors in the Index posted positive returns with the exception of energy. The highest gaining sectors were information technology and health care, as both achieved gains of more than 20%. Other sectors turned in strong double-digit gains ranging from 14% to 18%. These included consumer discretionary, consumer staples, financials, telecommunications, and utilities. Industrials and materials experienced solid single-digit results. Energy declined by more than 6%, as a result of the accelerating plunge in oil prices during the second half of the reporting period.

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•	In terms of Index sector weightings, financials had the largest weighting in the Index at roughly 29% and telecommunication services was the lowest weighted at 2.29%.

What sector allocations contributed the most to performance?

The Fund’s favorable selection within the industrials, consumer discretionary, and health care sectors aided performance for the reporting period.

•

Within industrials, the top-performing industry was airlines, and Southwest Airlines (which nearly doubled in price), Alaska Air, and United Continental were the largest contributors to performance. Lower fuel costs and the resulting boost to earnings helped drive investor enthusiasm for these stocks, as did the perception that airlines are now more focused on profitability than market share gains “at any cost.”

•

A below-benchmark exposure to the poor-performing machinery companies, whose share prices generally declined during the period, also aided results. The timely sale of Trinity Industries, a railcar manufacturer whose stock price fell on news of an adverse jury verdict, benefited performance.

•

The Fund’s above-benchmark position in AMERCO, the parent company of U-Haul, the do-it-yourself moving operator, also helped results. Despite a very competitive environment, increases in U-Haul’s truck and trailer rental fleet, a robust truck resale market, and low interest rates drove the company’s strong operating performance.

•

Within the consumer discretionary sector, the Fund’s holdings among specialty retailers, especially Best Buy and the gas station and convenience store chain Murphy USA, helped performance, as did an overweight in Lear Corp., a global supplier of automotive seating.

•

In health care, an above-benchmark exposure to managed care providers, especially Anthem (formerly WellPoint), HCA Holdings, Cigna Health, and Aetna, contributed most to performance. In addition, timely transactions in pharmaceutical manufacturer Pfizer also aided results.

What sector allocations detracted most from the Fund’s performance?

Holdings in the energy and financials sectors detracted from the Fund’s relative performance during the period.

Prudential Strategic Value Fund	7

Strategy and Performance Overview (continued)

•

The Fund’s above-benchmark exposure to energy companies was the largest detractor from performance, as the slide in oil prices following OPEC’s decision to maintain production amid weaker global demand took its toll on these stocks, especially the shares of equipment and service companies such as Unit Corp., Oil States International, and National Oilwell Varco. Among exploration and production companies, shale producers such as Southwestern Energy, Chesapeake Energy, Occidental Petroleum, and Anadarko Petroleum were also pummeled during the period.

•	In financials, a below-benchmark exposure to REITs penalized results as did an above-benchmark exposure to banks. In addition, the untimely sale of Goldman Sachs also hurt performance.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on September 1, 2014, at the beginning of the period, and held through the six-month period ended February 28, 2015. The example is for illustrative purposes only; you should consult the prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on this page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Strategic Value Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Strategic Value Fund		Beginning Account Value September 1, 2014	Ending Account Value February 28, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,013.60	1.40%	$6.99
	Hypothetical	$1,000.00	$1,017.85	1.40%	$7.00

Class B	Actual	$1,000.00	$1,010.10	2.15%	$10.72
	Hypothetical	$1,000.00	$1,014.13	2.15%	$10.74

Class C	Actual	$1,000.00	$1,010.10	2.15%	$10.72
	Hypothetical	$1,000.00	$1,014.13	2.15%	$10.74

Class Z	Actual	$1,000.00	$1,015.50	1.15%	$5.75
	Hypothetical	$1,000.00	$1,019.09	1.15%	$5.76

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 181 days in the six-month period ended February 28, 2015, and divided by the 365 days in the Fund’s fiscal year ended February 28, 2015 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the 12-month period ended February 28, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	1.47%	1.40%
B	2.17	2.15
C	2.17	2.15
Z	1.17	1.15

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Strategic Value Fund	11

Portfolio of Investments

as of February 28, 2015

Description	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Aerospace & Defense 2.8%
Huntington Ingalls Industries, Inc.	3,900	$551,187
L-3 Communications Holdings, Inc.	4,600	595,378
Lockheed Martin Corp.	2,300	460,115
Northrop Grumman Corp.	3,100	513,701

		2,120,381

Airlines 3.6%
Alaska Air Group, Inc.	10,500	668,325
Delta Air Lines, Inc.	18,300	814,716
Southwest Airlines Co.	14,200	614,008
United Continental Holdings, Inc.*	10,000	651,800

		2,748,849

Auto Components 1.0%
Lear Corp.	6,900	751,548

Automobiles 0.8%
Ford Motor Co.	38,600	630,724

Banks 15.5%
Bank of America Corp.	75,219	1,189,213
BB&T Corp.	2,800	106,540
BOK Financial Corp.	2,600	153,400
CIT Group, Inc.	7,700	356,125
Citigroup, Inc.	24,800	1,300,016
East West Bancorp, Inc.	9,800	391,510
Fifth Third Bancorp	3,700	71,632
Fulton Financial Corp.	25,200	304,920
Huntington Bancshares, Inc.	33,900	370,866
JPMorgan Chase & Co.	33,300	2,040,624
KeyCorp	32,900	458,297
PNC Financial Services Group, Inc. (The)	7,800	717,288
Regions Financial Corp.	40,200	386,322
SunTrust Banks, Inc.	14,400	590,400
U.S. Bancorp	20,800	927,888
Wells Fargo & Co.	42,156	2,309,727

		11,674,768

See Notes to Financial Statements.

Prudential Strategic Value Fund	13

Portfolio of Investments

as of February 28, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Capital Markets 1.9%
Lazard Ltd. (Class A Stock)	7,400	$376,512
Morgan Stanley	22,000	787,380
State Street Corp.	3,200	238,240

		1,402,132

Chemicals 2.2%
Celanese Corp. (Class A Stock)	10,400	593,944
Eastman Chemical Co.	6,400	476,544
LyondellBasell Industries NV (Class A Stock)	6,600	567,006

		1,637,494

Commercial Services & Supplies 0.8%
ADT Corp. (The)	6,500	254,930
Pitney Bowes, Inc.	13,200	305,844

		560,774

Communications Equipment 3.9%
Brocade Communications Systems, Inc.	50,700	628,173
Cisco Systems, Inc.	56,300	1,661,413
Harris Corp.	8,500	660,280

		2,949,866

Consumer Finance 2.7%
American Express Co.	4,200	342,678
Capital One Financial Corp.	11,200	881,552
Discover Financial Services	12,800	780,544

		2,004,774

Containers & Packaging 0.5%
Rock-Tenn Co. (Class A Stock)	5,700	391,248

Diversified Financial Services 3.2%
Berkshire Hathaway, Inc. (Class B Stock)*	11,100	1,636,251
NASDAQ OMX Group, Inc. (The)	7,700	386,232
Voya Financial, Inc.	9,300	410,967

		2,433,450

Diversified Telecommunication Services 1.5%
AT&T, Inc.	23,320	805,939
CenturyLink, Inc.	1,800	68,148

See Notes to Financial Statements.

14

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)
Intelsat SA*	1,000	$12,370
Verizon Communications, Inc.	4,600	227,470

		1,113,927

Electric Utilities 2.7%
Edison International	12,300	790,275
Entergy Corp.	4,300	341,893
Exelon Corp.	12,800	434,176
PPL Corp.	14,400	491,040

		2,057,384

Electronic Equipment, Instruments & Components 1.3%
Corning, Inc.	22,300	544,120
Jabil Circuit, Inc.	20,800	456,976

		1,001,096

Energy Equipment & Services 1.4%
National Oilwell Varco, Inc.	7,500	407,625
Oil States International, Inc.*	4,500	195,660
Superior Energy Services, Inc.	7,900	176,802
Unit Corp.*	9,300	284,022

		1,064,109

Food & Staples Retailing 1.2%
Kroger Co. (The)	10,400	739,960
Wal-Mart Stores, Inc.	2,000	167,860

		907,820

Food Products 2.6%
Archer-Daniels-Midland Co.	15,200	727,776
Bunge Ltd.	4,700	384,366
ConAgra Foods, Inc.	9,200	321,816
Pilgrim’s Pride Corp.	19,400	532,142

		1,966,100

Gas Utilities 0.1%
AGL Resources, Inc.	1,900	93,309

Health Care Equipment & Supplies
Medtronic PLC	400	31,036

See Notes to Financial Statements.

Prudential Strategic Value Fund	15

Portfolio of Investments

as of February 28, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Providers & Services 5.1%
Aetna, Inc.	9,300	$925,815
Anthem, Inc.	7,300	1,069,085
Cigna Corp.	7,900	960,877
HCA Holdings, Inc.*	12,200	872,788
UnitedHealth Group, Inc.	500	56,815

		3,885,380

Household Products 1.3%
Procter & Gamble Co. (The)	11,900	1,013,047

Independent Power & Renewable Electricity Producers 0.1%
AES Corp. (The)	7,200	93,384

Industrial Conglomerates 2.9%
General Electric Co.	85,100	2,211,749

Insurance 8.9%
ACE Ltd.	5,400	615,654
Allied World Assurance Co. Holdings AG	8,300	335,735
Allstate Corp. (The)	7,200	508,320
American Financial Group, Inc.	7,800	491,400
American International Group, Inc.	16,200	896,346
Arch Capital Group Ltd.*	6,000	354,960
Aspen Insurance Holdings Ltd.	3,300	151,305
Axis Capital Holdings Ltd.	5,700	295,431
Endurance Specialty Holdings Ltd.	5,700	362,349
Hanover Insurance Group, Inc. (The)	5,100	358,224
HCC Insurance Holdings, Inc.	4,400	245,872
Lincoln National Corp.	7,500	432,300
Loews Corp.	2,200	90,222
PartnerRe Ltd.	1,800	206,100
Progressive Corp. (The)	15,200	405,080
Reinsurance Group of America, Inc.	3,600	321,516
Travelers Cos., Inc. (The)	5,400	580,176
Unum Group	2,000	67,120

		6,718,110

IT Services 0.4%
DST Systems, Inc.	200	21,258
Xerox Corp.	22,200	303,030

		324,288

See Notes to Financial Statements.

16

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Media 1.0%
DIRECTV*	2,600	$230,360
Gannett Co., Inc.	15,500	548,700

		779,060

Multiline Retail 1.0%
Kohl’s Corp.	4,100	302,580
Macy’s, Inc.	7,100	452,412

		754,992

Multi-Utilities 1.4%
Consolidated Edison, Inc.	2,800	176,792
DTE Energy Co.	5,000	410,150
Public Service Enterprise Group, Inc.	11,400	479,484

		1,066,426

Oil, Gas & Consumable Fuels 10.5%
Anadarko Petroleum Corp.	3,100	261,113
Apache Corp.	5,400	355,536
Chesapeake Energy Corp.	14,900	248,532
Chevron Corp.	14,400	1,536,192
Cimarex Energy Co.	1,400	153,552
ConocoPhillips	14,096	919,059
Exxon Mobil Corp.	33,800	2,992,652
Marathon Oil Corp.	12,300	342,678
Occidental Petroleum Corp.	9,400	732,072
Phillips 66	2,800	219,688
Southwestern Energy Co.*	7,800	195,624

		7,956,698

Pharmaceuticals 3.7%
Johnson & Johnson	12,200	1,250,622
Merck & Co., Inc.	8,600	503,444
Pfizer, Inc.	30,156	1,034,954

		2,789,020

Real Estate Investment Trusts (REITs) 4.1%
Annaly Capital Management, Inc.	26,900	285,678
Apartment Investment & Management Co. (Class A Stock)	8,700	327,816
Boston Properties, Inc.	1,100	151,151
CBL & Associates Properties, Inc.	11,400	228,228

See Notes to Financial Statements.

Prudential Strategic Value Fund	17

Portfolio of Investments

as of February 28, 2015 continued

Description	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
Chimera Investment Corp.	72,600	$233,046
Equity LifeStyle Properties, Inc.	6,000	323,220
Hospitality Properties Trust	10,500	323,505
MFA Financial, Inc.	31,400	249,944
Piedmont Office Realty Trust, Inc. (Class A Stock)	15,500	284,115
Post Properties, Inc.	5,700	324,159
Senior Housing Properties Trust	15,900	355,365

		3,086,227

Road & Rail 1.0%
AMERCO*	2,200	719,004

Semiconductors & Semiconductor Equipment 2.2%
Intel Corp.	50,500	1,679,125

Software 0.4%
Microsoft Corp.	5,900	258,715

Specialty Retail 1.6%
Best Buy Co., Inc.	13,800	525,780
Gap, Inc. (The)	3,800	158,080
Murphy USA, Inc.*	7,000	496,930

		1,180,790

Technology Hardware, Storage & Peripherals 3.3%
Apple, Inc.	4,800	616,608
Hewlett-Packard Co.	30,900	1,076,556
Western Digital Corp.	7,200	770,256

		2,463,420

Trading Companies & Distributors 0.7%
United Rentals, Inc.*	5,800	539,748

TOTAL LONG-TERM INVESTMENTS (cost $59,434,214)		75,059,972

See Notes to Financial Statements.

18

Description	Shares	Value (Note 1)
SHORT-TERM INVESTMENT 0.9%

AFFILIATED MONEY MARKET MUTUAL FUND
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $700,958)(Note 3)(a)	700,958	700,958

TOTAL INVESTMENTS 100.2% (cost $60,135,172; Note 5)		$75,760,930
Liabilities in excess of other assets (0.2)%		(158,333)

NET ASSETS 100.0%		$75,602,597

*	Non-income producing security.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of February 28, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$2,120,381	$—	$—
Airlines	2,748,849	—	—
Auto Components	751,548	—	—
Automobiles	630,724	—	—
Banks	11,674,768	—	—
Capital Markets	1,402,132	—	—
Chemicals	1,637,494	—	—
Commercial Services & Supplies	560,774	—	—
Communications Equipment	2,949,866	—	—

See Notes to Financial Statements.

Prudential Strategic Value Fund	19

Portfolio of Investments

as of February 28, 2015 continued

	Level 1	Level 2	Level 3
Common Stocks (continued)
Consumer Finance	$2,004,774	$—	$—
Containers & Packaging	391,248	—	—
Diversified Financial Services	2,433,450	—	—
Diversified Telecommunication Services	1,113,927	—	—
Electric Utilities	2,057,384	—	—
Electronic Equipment, Instruments & Components	1,001,096	—	—
Energy Equipment & Services	1,064,109	—	—
Food & Staples Retailing	907,820	—	—
Food Products	1,966,100	—	—
Gas Utilities	93,309	—	—
Health Care Equipment & Supplies	31,036	—	—
Health Care Providers & Services	3,885,380	—	—
Household Products	1,013,047	—	—
Independent Power & Renewable Electricity Producers	93,384	—	—
Industrial Conglomerates	2,211,749	—	—
Insurance	6,718,110	—	—
IT Services	324,288	—	—
Media	779,060	—	—
Multiline Retail	754,992	—	—
Multi-Utilities	1,066,426	—	—
Oil, Gas & Consumable Fuels	7,956,698	—	—
Pharmaceuticals	2,789,020	—	—
Real Estate Investment Trusts (REITs)	3,086,227	—	—
Road & Rail	719,004	—	—
Semiconductors & Semiconductor Equipment	1,679,125	—	—
Software	258,715	—	—
Specialty Retail	1,180,790	—	—
Technology Hardware, Storage & Peripherals	2,463,420	—	—
Trading Companies & Distributors	539,748	—	—
Affiliated Money Market Mutual Fund	700,958	—	—

Total	$75,760,930	$—	$—

See Notes to Financial Statements.

20

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of February 28, 2015 was as follows (Unaudited):

Banks	15.5%
Oil, Gas & Consumable Fuels	10.5
Insurance	8.9
Health Care Providers & Services	5.1
Real Estate Investment Trusts (REITs)	4.1
Communications Equipment	3.9
Pharmaceuticals	3.7
Airlines	3.6
Technology Hardware, Storage & Peripherals	3.3
Diversified Financial Services	3.2
Industrial Conglomerates	2.9
Aerospace & Defense	2.8
Electric Utilities	2.7
Consumer Finance	2.7
Food Products	2.6
Semiconductors & Semiconductor Equipment	2.2
Chemicals	2.2
Capital Markets	1.9
Specialty Retail	1.6
Diversified Telecommunication Services	1.5
Multi-Utilities	1.4
Energy Equipment & Services	1.4
Household Products	1.3%
Electronic Equipment, Instruments & Components	1.3
Food & Staples Retailing	1.2
Media	1.0
Multiline Retail	1.0
Auto Components	1.0
Road & Rail	1.0
Affiliated Money Market Mutual Fund	0.9
Automobiles	0.8
Commercial Services & Supplies	0.8
Trading Companies & Distributors	0.7
Containers & Packaging	0.5
IT Services	0.4
Software	0.4
Independent Power & Renewable Electricity Producers	0.1
Gas Utilities	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

See Notes to Financial Statements.

Prudential Strategic Value Fund	21

Statement of Assets & Liabilities

as of February 28, 2015

Assets
Investments at value:
Unaffiliated investments (cost $59,434,214)	$75,059,972
Affiliated investments (cost $700,958)	700,958
Receivable for investments sold	1,404,163
Dividends receivable	203,537
Receivable for Fund shares sold	114,961
Prepaid expenses	1,213

Total Assets	77,484,804

Liabilities
Payable for investments purchased	1,742,697
Accrued expenses and other liabilities	60,522
Management fee payable	35,261
Payable for Fund shares reacquired	24,130
Distribution fee payable	16,478
Deferred trustees’ fees	941
Affiliated transfer agent fee payable	2,178

Total Liabilities	1,882,207

Net Assets	$75,602,597

Net assets were comprised of:
Shares of beneficial interest, at par	$5,115
Paid-in capital in excess of par	57,609,750

57,614,865
Undistributed net investment income	304,002
Accumulated net realized gain on investment transactions	2,057,972
Net unrealized appreciation on investments	15,625,758

Net assets, February 28, 2015	$75,602,597

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share ($24,000,889 ÷ 1,618,562 shares of beneficial interest issued and outstanding)	$14.83
Maximum sales charge (5.50% of offering price)	0.86

Maximum offering price to public	$15.69

Class B
Net asset value, offering price and redemption price per share ($1,286,932 ÷ 91,533 shares of beneficial interest issued and outstanding)	$14.06

Class C
Net asset value, offering price and redemption price per share ($14,289,143 ÷ 1,016,983 shares of beneficial interest issued and outstanding)	$14.05

Class Z
Net asset value, offering price and redemption price per share ($36,025,633 ÷ 2,388,006 shares of beneficial interest issued and outstanding)	$15.09

See Notes to Financial Statements.

Prudential Strategic Value Fund	23

Statement of Operations

Year Ended February 28, 2015

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $469)	$1,784,468
Affiliated dividend income	939

Total income	1,785,407

Expenses
Management fee	591,693
Distribution fee—Class A	71,131
Distribution fee—Class B	13,675
Distribution fee—Class C	140,611
Custodian’s fees and expenses	65,000
Registration fees	63,000
Transfer agent’s fees and expenses (including affiliated expense of $9,300)	51,000
Shareholders’ reports	26,000
Audit fee	22,000
Legal fees and expenses	19,000
Trustees’ fees	13,000
Insurance expenses	1,000
Loan interest expense	25
Miscellaneous	14,301

Total expenses	1,091,436
Less: Management fee waiver and/or expense reimbursement	(15,508)
Distribution fee waiver—Class A	(11,855)

Net expenses	1,064,073

Net investment income	721,334

Realized and Unrealized Gain on Investments
Net realized gain on investment transactions	7,351,700
Net change in unrealized appreciation (depreciation) on investments	457,720

Net gain on investment transactions	7,809,420

Net Increase In Net Assets Resulting From Operations	$8,530,754

See Notes to Financial Statements.

24

Statement of Changes in Net Assets

	Year Ended February 28,
	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$721,334	$604,952
Net realized gain on investment transactions	7,351,700	5,033,532
Net change in unrealized appreciation (depreciation) on investments	457,720	8,052,504

Net increase in net assets resulting from operations	8,530,754	13,690,988

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(171,958)	(303,930)
Class B	(675)	(10,450)
Class C	(6,977)	(95,611)
Class Z	(335,004)	(477,321)

	(514,614)	(887,312)

Distributions from net realized gains
Class A	(1,979,835)	—
Class B	(116,084)	—
Class C	(1,243,134)	—
Class Z	(2,892,027)	—

	(6,231,080)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	5,800,199	13,171,352
Net asset value of shares issued in reinvestment of dividends and distributions	6,564,634	862,021
Cost of shares reacquired	(8,963,959)	(13,222,919)

Net increase in net assets from Fund share transactions	3,400,874	810,454

Total increase	5,185,934	13,614,130

Net Assets:
Beginning of year	70,416,663	56,802,533

End of year (a)	$75,602,597	$70,416,663

(a) Includes undistributed net investment income of:	$304,002	$98,642

See Notes to Financial Statements.

Prudential Strategic Value Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust currently consists of four funds: Prudential Jennison Select Growth Fund, Prudential Global Tactical Allocation Fund (expected to commence operations in April 2015), Prudential Real Assets Fund and Prudential Strategic Value Fund (the “Fund”). The Prudential Jennison Market Neutral Fund has been liquidated and no longer exists as a Series of the Trust. These financial statements relate to Prudential Strategic Value Fund. The financial statements of the Prudential Jennison Select Growth Fund, Prudential Global Tactical Allocation Fund and Prudential Real Assets Fund are not presented herein.

The Fund’s primary investment objective is long-term growth of capital.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Trust and the Fund consistently follow such policies in the preparation of the financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

26

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy, as the inputs are observable and considered to be significant to the valuation.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy, as the adjustment factors are observable and considered to be significant to the valuation. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the over-the-counter market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Over-the-counter derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices,

Prudential Strategic Value Fund	27

Notes to Financial Statements

continued

indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that significant unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

REITs: The Fund invests in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual sources of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

28

Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisors’ performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of the subadvisor, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Prudential Strategic Value Fund	29

Notes to Financial Statements

continued

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .80% of the Fund’s average daily net assets up to and including $1 billion and .75% of such average daily net assets in excess of $1 billion. The effective management fee rate was .80% of the Fund’s average daily net assets for the year ended February 28, 2015.

Effective May 16, 2013, PI has contractually agreed to reduce Fund expenses and/or waive its investment management fee so that the Fund’s annual operating expenses do not exceed 1.15% (exclusive of distribution and service (12b-1) fees, acquired fund fees and expenses, extraordinary and certain other expenses including taxes, interest and brokerage commissions) of the Fund’s average daily net assets through June 30, 2015.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees for Class A, B and C shares are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed until June 30, 2015, to limit such fees related to Class A shares to .25% of the average daily net assets of Class A shares.

PIMS has advised the Fund that it has received $25,942 in front-end sales charges resulting from sales of Class A shares during the year ended February 28, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended February 28, 2015, it received $2,275 and $679 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

30

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended February 28, 2015, were $42,473,226 and $44,399,368, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended February 28, 2015, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investment transactions by $1,360 due to differences in the treatment for book and tax purposes of certain transactions involving securities sold. Net investment income, net realized gain on investment transactions and net assets were not affected by this change.

For the year ended February 28, 2015, the tax character of dividends paid by the Fund were $2,141,338 of ordinary income and $4,604,356 of long-term capital gains. For the year ended February 28, 2014, the tax character of dividends paid by the Fund was $887,312 of ordinary income.

Prudential Strategic Value Fund	31

Notes to Financial Statements

continued

As of February 28, 2015, the accumulated undistributed earnings on a tax basis was $898,910 of ordinary income and $1,489,607 of long-term capital gains. These differ from the amounts shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of investments and net unrealized appreciation as of February 28, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$60,160,774	$17,917,512	$(2,317,356)	$15,600,156

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% during the first 12 months. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

32

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended February 28, 2015:
Shares sold	94,109	$1,423,907
Shares issued in reinvestment of dividends and distributions	141,351	2,052,969
Shares reacquired	(173,646)	(2,637,580)

Net increase (decrease) in shares outstanding before conversion	61,814	839,296
Shares issued upon conversion from Class B and Class Z	10,932	165,457
Shares reacquired upon conversion into Class Z	(9,314)	(147,134)

Net increase (decrease) in shares outstanding	63,432	$857,619

Year ended February 28, 2014:
Shares sold	139,049	$1,859,323
Shares issued in reinvestment of dividends and distributions	21,321	286,908
Shares reacquired	(234,357)	(3,142,189)

Net increase (decrease) in shares outstanding before conversion	(73,987)	(995,958)
Shares issued upon conversion from Class B	8,959	116,037
Shares reacquired upon conversion into Class Z	(3,105)	(41,048)

Net increase (decrease) in shares outstanding	(68,133)	$(920,969)

Class B
Year ended February 28, 2015:
Shares sold	16,389	$233,759
Shares issued in reinvestment of dividends and distributions	7,654	105,637
Shares reacquired	(28,108)	(399,028)

Net increase (decrease) in shares outstanding before conversion	(4,065)	(59,632)
Shares reacquired upon conversion into Class A	(11,323)	(163,018)

Net increase (decrease) in shares outstanding	(15,388)	$(222,650)

Year ended February 28, 2014:
Shares sold	39,435	$500,435
Shares issued in reinvestment of dividends and distributions	761	9,569
Shares reacquired	(40,984)	(502,618)

Net increase (decrease) in shares outstanding before conversion	(788)	7,386
Shares reacquired upon conversion into Class A	(9,399)	(116,037)

Net increase (decrease) in shares outstanding	(10,187)	$(108,651)

Prudential Strategic Value Fund	33

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended February 28, 2015:
Shares sold	78,026	$1,117,929
Shares issued in reinvestment of dividends and distributions	86,203	1,188,333
Shares reacquired	(100,185)	(1,451,022)

Net increase (decrease) in shares outstanding before conversion	64,044	855,240
Shares reacquired upon conversion into Class Z	(1,948)	(28,562)

Net increase (decrease) in shares outstanding	62,096	$826,678

Year ended February 28, 2014:
Shares sold	95,904	$1,223,774
Shares issued in reinvestment of dividends	7,127	89,539
Shares reacquired	(123,965)	(1,572,967)

Net increase (decrease) in shares outstanding	(20,934)	$(259,654)

Class Z
Year ended February 28, 2015:
Shares sold	197,017	$3,024,604
Shares issued in reinvestment of dividends and distributions	217,976	3,217,695
Shares reacquired	(289,308)	(4,476,329)

Net increase (decrease) in shares outstanding before conversion	125,685	1,765,970
Shares issued upon conversion from Class A and Class C	10,978	175,696
Shares reacquired upon conversion into Class A	(166)	(2,439)

Net increase (decrease) in shares outstanding	136,497	$1,939,227

Year ended February 28, 2014:
Shares sold	720,255	$9,587,820
Shares issued in reinvestment of dividends and distributions	34,661	476,005
Shares reacquired	(579,336)	(8,005,145)

Net increase (decrease) in shares outstanding before conversion	175,580	2,058,680
Shares issued upon conversion from Class A and Class C	3,055	41,048

Net increase (decrease) in shares outstanding	178,635	$2,099,728

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 9, 2014 through October 8, 2015. The Funds pay an annualized

34

commitment fee of .075% of the unused portion of the SCA. Prior to October 9, 2014, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .08% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended February 28, 2015. The Fund had an average outstanding balance of $107,000 for six days at an average interest rate of 1.40%. At February 28, 2015, the Fund did not have an outstanding loan amount.

Prudential Strategic Value Fund	35

Financial Highlights

Class A Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.51	$11.91	$10.59	$10.56	$8.77
Net investment income	.15	.13	.13	.09	.07
Net realized and unrealized gain on investment transactions	1.59	2.66	1.27	.02	1.74
Total from investment operations	1.74	2.79	1.40	.11	1.81
Less Dividends and Distributions:
Dividends from net investment income	(.11)	(.19)	(.08)	(.08)	(.02)
Distributions from net realized gains	(1.31)	-	-	-	-
Total dividends and distributions	(1.42)	(.19)	(.08)	(.08)	(.02)
Net asset value, end of year	$14.83	$14.51	$11.91	$10.59	$10.56
Total Return(b):	12.32%	23.56%	13.39%	1.14%	20.71%

Ratio/Supplemental Data:
Net assets, end of year (000)	$24,001	$22,562	$19,326	$19,543	$23,696
Average net assets (000)	$23,710	$21,289	$18,547	$20,310	$22,888
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	1.40%	1.42%	1.52%	1.80%	1.78%
Expenses before fee waiver and/or expense reimbursement	1.47%	1.49%	1.57%	1.85%	1.83%
Net investment income	1.01%	.99%	1.19%	.89%	.81%
Portfolio turnover rate	58%	77%	47%	36%	19%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

36

Class B Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.83	$11.36	$10.13	$10.12	$8.45
Net investment income	.04	.03	.05	.01	- (d)
Net realized and unrealized gain on investment transactions	1.51	2.54	1.22	.02	1.68
Total from investment operations	1.55	2.57	1.27	.03	1.68
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.10)	(.04)	(.02)	(.01)
Distributions from net realized gains	(1.31)	-	-	-	-
Total dividends and distributions	(1.32)	(.10)	(.04)	(.02)	(.01)
Net asset value, end of year	$14.06	$13.83	$11.36	$10.13	$10.12
Total Return(b):	11.46%	22.72%	12.55%	.34%	19.93%

Ratio/Supplemental Data:
Net assets, end of year (000)	$1,287	$1,478	$1,330	$1,223	$1,574
Average net assets (000)	$1,368	$1,311	$1,155	$1,363	$1,623
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	2.15%	2.17%	2.27%	2.55%	2.53%
Expenses before fee waiver and/or expense reimbursement	2.17%	2.19%	2.27%	2.55%	2.53%
Net investment income	.25%	.25%	.46%	.13%	.05%
Portfolio turnover rate	58%	77%	47%	36%	19%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

(d) Less than $0.005 per share.

See Notes to Financial Statements.

Prudential Strategic Value Fund	37

Financial Highlights

continued

Class C Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$13.82	$11.35	$10.13	$10.11	$8.45
Net investment income	.04	.03	.04	.01	.01
Net realized and unrealized gain on investment transactions	1.51	2.54	1.22	.03	1.66
Total from investment operations	1.55	2.57	1.26	.04	1.67
Less Dividends and Distributions:
Dividends from net investment income	(.01)	(.10)	(.04)	(.02)	(.01)
Distributions from net realized gains	(1.31)	-	-	-	-
Total dividends and distributions	(1.32)	(.10)	(.04)	(.02)	(.01)
Net asset value, end of year	$14.05	$13.82	$11.35	$10.13	$10.11
Total Return(b):	11.47%	22.74%	12.45%	.43%	19.81%

Ratio/Supplemental Data:
Net assets, end of year (000)	$14,289	$13,196	$11,080	$11,187	$13,016
Average net assets (000)	$14,061	$12,277	$10,623	$11,395	$12,279
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	2.15%	2.17%	2.27%	2.55%	2.53%
Expenses before fee waiver and/or expense reimbursement	2.17%	2.19%	2.27%	2.55%	2.53%
Net investment income	.26%	.23%	.44%	.14%	.06%
Portfolio turnover rate	58%	77%	47%	36%	19%

(a) Calculation based on average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c) Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

38

Class Z Shares
	Year Ended February 28/29,
	2015	2014	2013	2012	2011
Per Share Operating Performance(a):
Net Asset Value, Beginning Of Year	$14.74	$12.09	$10.75	$10.72	$8.88
Net investment income	.20	.17	.16	.11	.10
Net realized and unrealized gain on investment transactions	1.61	2.70	1.29	.02	1.77
Total from investment operations	1.81	2.87	1.45	.13	1.87
Less Dividends and Distributions:
Dividends from net investment income	(.15)	(.22)	(.11)	(.10)	(.03)
Distributions from net realized gains	(1.31)	-	-	-	-
Total dividends and distributions	(1.46)	(.22)	(.11)	(.10)	(.03)
Net asset value, end of year	$15.09	$14.74	$12.09	$10.75	$10.72
Total Return(b):	12.61%	23.91%	13.71%	1.34%	21.07%

Ratio/Supplemental Data:
Net assets, end of year (000)	$36,026	$33,181	$25,066	$20,492	$1,565
Average net assets (000)	$34,823	$29,528	$21,961	$2,517	$1,345
Ratio to average net assets(c):
Expenses after fee waiver and/or expense reimbursement	1.15%	1.17%	1.27%	1.43%	1.53%
Expenses before fee waiver and/or expense reimbursement	1.17%	1.19%	1.27%	1.43%	1.53%
Net investment income	1.27%	1.23%	1.47%	1.33%	1.07%
Portfolio turnover rate	58%	77%	47%	36%	19%

(a) Calculation based on average shares outstanding during the year.

(b) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential Strategic Value Fund	39

Report of Independent Registered Public

Accounting Firm

The Board of Trustees and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying statement of assets and liabilities of Prudential Strategic Value Fund (hereafter referred to as the “Fund”), a series of Prudential Investment Portfolios 3, including the portfolio of investments, as of February 28, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2015, and the results of its operations, the changes in its net assets and the financial highlights for the periods described in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

New York, New York

April 17, 2015

40

Federal Income Tax Information

(Unaudited)

We are advising you that during the year ended February 28, 2015, the Fund reports the maximum amount allowed per share but not less than $0.96 for Class A, B, C and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended February 28, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Strategic Value Fund	58.77%	56.67%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

Prudential Strategic Value Fund	41

Results of Proxy Voting

(Unaudited)

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Investment Portfolios 3, which is comprised of Prudential Strategic Value Fund, Prudential Jennison Select Growth Fund, Prudential Real Assets Fund and Prudential Jennison Market Neutral Fund (collectively, the “Funds”), approved the following proposal. Shareholders of all Funds voted together on the proposal:

To elect twelve Directors:

	SHARES VOTED	% OF VOTED	% OF TOTAL
(a) Ellen S. Alberding;
FOR	31,613,534.371	99.047%	67.391%
WITHHELD	304,411.369	0.953%	0.648%

(b) Kevin J. Bannon;
FOR	31,590,124.445	98.973%	67.341%
WITHHELD	327,821.295	1.027%	0.698%

(c) Linda W. Bynoe;
FOR	31,580,219.934	98.942%	67.320%
WITHHELD	337,725.806	1.508%	0.719%

(d) Keith F. Hartstein;
FOR	31,615,745.098	99.054%	67.395%
WITHHELD	302,200.642	0.946%	0.644%

(e) Michael S. Hyland;
FOR	31,594,374.364	98.987%	67.350%
WITHHELD	323,571.376	1.013%	0.689%

(f) Stephen P. Munn;
FOR	31,549,987.416	98.848%	67.255%
WITHHELD	367,958.324	1.152%	0.784%

(g) James E. Quinn;
FOR	31,602,175.556	99.011%	67.366%
WITHHELD	315,770.184	0.989%	0.673%

(h) Richard A. Redeker;
FOR	31,529,601.680	98.784%	67.212%
WITHHELD	388,344.060	1.216%	0.827%

(i) Stephen G. Stoneburn;
FOR	31,515,778.993	98.740%	67.182%
WITHHELD	402,166.747	1.260%	0.857%

(j) Stuart S. Parker;
FOR	31,620,686.898	99.069%	67.406%
WITHHELD	297,258.842	0.931%	0.633%

42

	SHARES VOTED	% OF VOTED	% OF TOTAL
(k) Scott E. Benjamin; and
FOR	31,598,810.733	99.001%	67.359%
WITHHELD	319,135.007	0.999%	0.680%

(l) Grace C. Torres.
FOR	31,599,842.765	99.004%	67.361%
WITHHELD	318,102.975	0.996%	0.678%

At the special meeting of shareholders held on November 26, 2014, shareholders of the Prudential Strategic Value Fund (the “Fund”), approved the following proposals:

Proposal 1: To permit PI to enter into or make material changes to the Fund’s subadvisory agreements with subadvisers that are wholly-owned subsidiaries of PI or a sister company of PI (wholly-owned subadvisers) without shareholder approval; and

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,482,476.245	55.106%	51.178%
AGAINST	42,831.284	0.951%	0.883%
ABSTAIN	20,228.723	0.449%	0.417%
BROKER NON-VOTE	1,959,397.344	43.494%	40.394%

TOTAL	4,504,933.596	100.000%	92.872%

Proposal 2: To designate the Fund’s investment objective as a non-fundamental policy of the Fund, meaning that the Fund’s investment objective could be changed with the approval of the Fund’s Board of Directors, but without shareholder approval.

	SHARES VOTED	% OF VOTED	% OF TOTAL
FOR	2,468,132.095	54.788%	50.883%
AGAINST	54,142.774	1.202%	1.116%
ABSTAIN	23,261.383	0.516%	0.479%
BROKER NON-VOTE	1,959,397.344	43.494%	40.394%

TOTAL	4,504,933.596	100.000%	92.872%

Prudential Strategic Value Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Ellen S. Alberding (56) Board Member Portfolios Overseen: 66	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (62) Board Member Portfolios Overseen: 66	Managing Director (since April 2008) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (62) Board Member Portfolios Overseen: 66	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Strategic Value Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Keith F. Hartstein (58) Board Member Portfolios Overseen: 66	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (69) Board Member Portfolios Overseen: 66	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Stephen P. Munn (72) Board Member Portfolios Overseen: 66	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
James E. Quinn (63) Board Member Portfolios Overseen: 66	Retired; formerly President (2003-2012) and Director (2003-2008), and Vice Chairman and Director (1998-2003), Tiffany & Company (jewelry retailing); Director, Mutual of America Capital Management Corporation (asset management) (since 1996); Director, Hofstra University (since 2008); Vice Chairman, Museum of the City of New York (since 1994).	Director of Deckers Outdoor Corporation (footwear manufacturer) (since 2011).
Richard A. Redeker (71) Board Member & Independent Chair Portfolios Overseen: 71	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.

Visit our website at www.prudentialfunds.com

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen G. Stoneburn (71) Board Member Portfolios Overseen: 66	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stuart S. Parker (52) Board Member & President Portfolios Overseen: 66	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (41) Board Member & Vice President Portfolios Overseen: 66	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.

Prudential Strategic Value Fund

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Grace C. Torres* (55) Board Member Portfolios Overseen: 64	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	None.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.
(1)	The year that each Board Member joined the Fund’s Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Stephen P. Munn, 2008; James E. Quinn, 2013; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (59) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012

Visit our website at www.prudentialfunds.com

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Chad A. Earnst (39) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (56) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005
Claudia DiGiacomo (40) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (52) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (52) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008

Prudential Strategic Value Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Richard W. Kinville (46) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (56) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (47) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (53) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (46) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stephen P. Munn • Stuart S. Parker • James E. Quinn • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Strategic Value Fund, Prudential Investments, Attn: Board of Trustees, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL STRATEGIC VALUE FUND

SHARE CLASS	A	B	C	Z
NASDAQ	SUVAX	SUVBX	SUVCX	SUVZX
CUSIP	74440K108	74440K207	74440K306	74440K405

MF502E    0275787-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended February 28, 2015 and February 28, 2014, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $126,330 and $121,830 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

None.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2015 and 2014. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2015 and 2014 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	April 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	April 20, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	April 20, 2015